UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay MacKay Intermediate Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund)

Date of reporting period: April 30, 2020

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay MacKay Intermediate

Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund,

each a series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay CBRE Global Infrastructure Fund

Message from the President and Annual Report

April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spread of the novel coronavirus and a sharpening decline in global economic activity from November 1, 2019, through April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February, as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China; thousands in Italy, South Korea and the United States; and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activities caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

With the number of reported COVID-19 cases in the United States continuing to rise, the Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. In late March, the federal government declared a national emergency, and Congress passed—and the President signed—a $2 trillion stimulus package, with the promise of further aid to come for consumers and businesses. Investors generally responded positively to the government’s fiscal and monetary measures, as well as to prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, markets regained some of the ground in April, that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder, losses. The health care and information technology sectors, both of which rebounded strongly in April, generally, ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies. With few exceptions, emerging markets tended to underperform by the greatest margins.

Infrastructure stocks experienced a wide variation in performance, depending on the underlying industry’s vulnerability to the impacts of the pandemic and other key macroeconomic developments. For example, energy companies were hit particularly hard by the sharp drop in oil prices and the slump in demand. Transportation-related industries, including airports and toll roads, suffered due to travel restrictions designed to limit the pandemic’s spread. On the other hand, industries leveraged to increased communications traffic from stay-at-home workers, such as tower companies and data centers, saw business trends remain relatively intact, and in some cases experienced growth.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months*	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	10/16/2013	–15.71 –10.57%	–9.50 –3.97%	3.27 4.50%	5.98 6.94%	1.27 1.27%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/24/2020	N/A N/A	N/A N/A	N/A N/A	–21.25 –16.66	1.46 1.46
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2019	–11.76 –10.89	–5.62 –4.70	N/A N/A	–0.43 –0.43	2.21 2.21
Class I Shares[3]	No Sales Charge		6/28/2013	–10.46	–3.75	4.79	8.08	1.02
Class R6 Shares	No Sales Charge		2/24/2020	N/A	N/A	N/A	–16.65	0.96

*	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Voya CBRE Global Infrastructure Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Global Infrastructure Fund commenced operations on February 24, 2020.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

FTSE Global Core Infrastructure 50/50 Index[4]	–12.60%	–6.65%	3.91%	5.54%
Morningstar Infrastructure Category Average[5]	–12.45	–7.23	2.26	5.13

4.

The FTSE Global Core Infrastructure 50/50 Index is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay CBRE Global Infrastructure Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Global Infrastructure Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$894.30	$6.22	$1,018.30	$6.62	1.32%

Investor Class Shares[3,4]	$1,000.00	$833.40	$2.51	$1,006.69	$2.74	1.45%

Class C Shares	$1,000.00	$891.10	$9.83	$1,014.47	$10.47	2.09%

Class I Shares	$1,000.00	$895.40	$4.95	$1,019.64	$5.27	1.05%

Class R6 Shares[3,4]	$1,000.00	$833.50	$1.64	$1,007.64	$1.80	0.95%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period) and 69 days for Investor Class and Class R6 shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 24, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2020. Had these shares been offered for the full six-month period ended April 30, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.32 and $4.97 for Investor Class and Class R6 shares, respectively, and the ending account value would have been $1,017.60 and $1,019.94 for Investor Class and Class R6 shares, respectively.

7

Country Composition as of April 30, 2020 (Unaudited)

United States	50.7%

Italy	7.1

Spain	7.1

Australia	6.0

United Kingdom	5.9

Canada	5.5

France	4.0

Hong Kong	2.6

Portugal	2.0

Japan	1.7%

Germany	1.4

Mexico	1.4

Singapore	1.2

Belgium	1.0

Other Assets, Less Liabilities	2.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Crown Castle International Corp.

2.	American Electric Power Co., Inc.

3.	Vinci S.A.

4.	Enel S.p.A.

5.	National Grid PLC
6.	NextEra Energy, Inc.

7.	American Tower Corp.

8.	FirstEnergy Corp.

9.	Cellnex Telecom S.A.

10.	Equinix, Inc.

8	MainStay CBRE Global Infrastructure Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers T. Ritson Ferguson, CFA, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Clarion Securities LLC, the Fund’s Subadvisor.

How did MainStay CBRE Global Infrastructure Fund perform relative to its benchmark and peer group from November 1, 2019, through April 30, 2020?

From November 1, 2019, through April 30, 2020, Class I shares of MainStay CBRE Global Infrastructure Fund returned –10.46%, outperforming the –12.60% return of the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 Index. Over the same period, Class I shares outperformed the –12.45% return of the Morningstar Infrastructure Category Average.1

Were there any changes to the Fund during the reporting period?

At the close of business on February 21, 2020, Voya CBRE Global Infrastructure Fund merged into the Fund and the Fund assumed the historical performance and accounting information of Voya CBRE Global Infrastructure Fund.

What factors affected the Fund’s relative performance during the reporting period?

Strong performance relative to the FTSE Global Core Infrastructure 50/50 Index was driven by positive stock selection and sector allocation. In particular, the Fund’s thematic emphasis on communications infrastructure stocks and renewable-focused utilities positively contributed to relative performance. (Contributions take weightings and total returns into account.) Moreover, the Fund increased its exposure to both those areas during the reporting period, further enhancing relative performance.

During the reporting period, which sectors and subsectors were the strongest positive contributors to the Fund’s relative performance and which sectors and subsectors were particularly weak?

Underweight exposure to lagging emerging markets stocks provided the strongest positive contribution to the Fund’s performance relative to the FTSE Global Core Infrastructure 50/50 Index during the reporting period. Relative performance also benefited from the Fund’s overweight exposure to communications infrastructure companies, which are expected to experience increased demand this year as the COVID-19 response leads to more remote working and greater investments in network connectivity and data growth. The Fund’s overweight exposure to the transportation infrastructure in continental Europe was the largest detractor from relative performance, with airports and toll roads experiencing significant declines in demand due to quarantine measures and travel restrictions during the first four months of 2020.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The largest positive contributors to absolute performance included holdings in Cellnex, a Spain-based telecommunications infrastructure operator, and Equinix, a U.S.-based owner of global data centers. Cellnex gained ground as it continued to acquire telecommunications tower assets in Europe from mobile operators, positioning the company to become a regional leader. Equinix saw share prices rise in response to robust demand as data storage requirements increased with growing cloud-based storage activity.

The most significant detractors from absolute performance during the reporting period included positions in German airport operator Fraport and French toll road concession operator Vinci, both of which were hurt by open-ended COVID-19-related restrictions on European travel in 2020. The Fund retained a position in Fraport, reflecting our positive assessment of the company’s liquidity along with our belief that the sharp sell-off in the stock was overdone. Similarly, the Fund retained its position in Vinci in light of the high operating margins and the strong cash flow levels generated by toll roads. We expect road travel to resume quickly after the pandemic recedes, when people may well choose to travel by car over other forms of transport.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest purchases included shares of American Tower, a leading owner of global telecommunications infrastructure real estate; and NextEra Energy, a Florida-based electric utility that is a major renewable energy developer in the United States. We see American Tower benefiting from increased data transmission growth, while NextEra Energy is well positioned to continue to deliver renewable generation projects due to its scale. The Fund’s largest sales during the reporting period included its entire position in The Williams Companies, a midstream oil & gas company owning natural gas assets; and Public Services Enterprises Group (PSEG), a New Jersey-based utility with significant power generation assets. The sales reflected our view that The Williams Companies may see decreased volumes in gas in its pipelines due to reduced producer activity and that PSEG faces lower power prices due to commodity price declines.

How did the Fund’s sector and subsector weightings change during the reporting period?

The Fund increased its exposure to utilities during the reporting period with an emphasis on companies poised to benefit from

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

global trends to reduce carbon emissions through investment in renewable generation assets. The Fund also increased its exposure to communications infrastructure, an area positioned to gain ground as the stay-at-home work environment forced by COVID-19 accelerates the secular growth in data transmission. During the same period, the Fund reduced its exposure to midstream oil & gas assets, particularly those exposed to oil and natural gas liquids, which are likely to experience challenges due to decreased production and producer bankruptcies. The Fund also reduced its exposure to airports, which are coming under significant pressure at a time of severe travel restrictions and heightened uncertainty as to when either business or leisure air travel will resume.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure to communications companies and utilities relative to the FTSE

Global Core Infrastructure 50/50 Index. We believe both areas are positioned to benefit from the secular themes described earlier. Communications infrastructure provides the necessary assets to support secular data growth, while select utilities are facilitating the world’s transition to cleaner energy and decarbonization through renewable generation. As of the same date, the Fund held relatively underweight exposure to airports, which are directly exposed to the COVID-19 travel restrictions; and midstream oil & gas infrastructure, which faces the financial consequences of constrained global energy demand.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay CBRE Global Infrastructure Fund

Portfolio of Investments April 30, 2020

	Shares	Value
Common Stocks 97.4%†
Australia 6.0%
APA Group (Utilities)	469,799	$3,343,099
Atlas Arteria, Ltd. (Transportation)	1,669,065	6,797,789
Sydney Airport (Transportation)	313,184	1,285,744
Transurban Group (Transportation)	205,107	1,844,480

		13,271,112

Belgium 1.0%
Elia Group S.A. (Utilities) (a)	19,745	2,271,943

Canada 5.5%
Enbridge, Inc. (Midstream / Pipelines)	194,500	5,959,571
Fortis, Inc. (Utilities)	157,500	6,103,344

		12,062,915

France 4.0%
Vinci S.A. (Transportation)	108,149	8,853,073

Germany 1.4%
Fraport A.G. Frankfurt Airport Services Worldwide (Transportation) (a)	68,630	3,011,335

Hong Kong 2.6%
CLP Holdings, Ltd. (Utilities)	536,655	5,731,704

Italy 7.1%
Atlantia S.p.A. (Transportation)	188,275	3,064,900
Enel S.p.A. (Utilities)	1,277,877	8,732,651
Terna Rete Elettrica Nazionale S.p.A. (Utilities)	608,823	3,816,260

		15,613,811

Japan 1.7%
Chubu Electric Power Co., Inc. (Utilities)	277,934	3,777,354

Mexico 1.4%
Promotora Y Operadora de Infraestructura S.A.B. de C.V. (Transportation)	441,995	3,063,027

Portugal 2.0%
EDP—Energias de Portugal S.A. (Utilities)	1,049,966	4,429,828

Singapore 1.2%
NetLink NBN Trust (Communications)	3,852,987	2,732,324

Spain 7.1%
Cellnex Telecom S.A. (Communications)	153,509	8,041,049
Ferrovial S.A. (Transportation)	114,010	2,848,582
Iberdrola S.A. (Utilities)	321,417	3,219,334
Red Electrica Corp. S.A. (Utilities)	92,074	1,619,937

		15,728,902

	Shares	Value
United Kingdom 5.9%
National Grid PLC (Utilities)	736,993	$8,667,928
United Utilities Group PLC (Utilities)	384,320	4,367,108

		13,035,036

United States 50.5%
AES Corp. (Utilities)	161,100	2,134,575
Ameren Corp. (Utilities)	76,900	5,594,475
American Electric Power Co., Inc. (Utilities)	114,300	9,499,473
American Tower Corp. (Communications)	34,632	8,242,416
Atmos Energy Corp. (Utilities)	55,000	5,608,350
Cheniere Energy, Inc. (Midstream /Pipelines) (b)	146,237	6,827,806
CMS Energy Corp. (Utilities)	67,910	3,876,982
Crown Castle International Corp. (Communications)	66,212	10,556,179
Edison International (Utilities)	108,400	6,364,164
Equinix, Inc. (Communications)	11,376	7,681,075
Essential Utilities, Inc. (Utilities)	121,450	5,075,395
Exelon Corp. (Utilities)	173,507	6,433,640
FirstEnergy Corp. (Utilities)	195,600	8,072,412
Kinder Morgan, Inc. (Midstream / Pipelines)	110,900	1,689,007
NextEra Energy, Inc. (Utilities)	36,970	8,544,506
NiSource, Inc. (Utilities)	100,800	2,531,088
Norfolk Southern Corp. (Transportation)	32,000	5,475,200
Sempra Energy (Utilities)	27,000	3,343,950
Union Pacific Corp. (Transportation)	23,800	3,803,003

		111,353,696

Total Common Stocks (Cost $214,742,549)		214,936,060

Short-Term Investments 0.2%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	376,013	376,013

Unaffiliated Investment Company 0.0%‡
United States 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (c)(d)	22,062	22,062

Total Short-Term Investments (Cost $398,075)		398,075

Total Investments (Cost $215,140,624)	97.6%	215,334,135
Other Assets, Less Liabilities	2.4	5,312,922
Net Assets	100.0%	$220,647,057

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (continued)

(a)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $2,979,451; the total market value of collateral held by the Fund was $3,140,726. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,118,664 (See Note 2(J)).

(b)	Non-income producing security.

(c)	Current yield as of April 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$214,936,060	$—	$—	$214,936,060
Short-Term Investments
Affiliated Investment Company	376,013	—	—	376,013
Unaffiliated Investment Company	22,062	—	—	22,062

Total Short-Term Investments	398,075	—	—	398,075

Total Investments in Securities	$215,334,135	$—	$—	$215,334,135

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund’s investments by sector.

Sector Diversification

	Value	Percent †
Communications	$37,253,043	16.9%
Utilities	123,159,500	55.8
Midstream / Pipelines	14,476,384	6.6
Transportation	40,047,133	18.1

	214,936,060	97.4
Short-Term Investment	398,075	0.2
Other Assets, Less Liabilities	5,312,922	2.4

Net Assets	$220,647,057	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay CBRE Global Infrastructure Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $214,764,611) including securities on loan of $2,979,451	$214,958,122
Investment in affiliated investment company, at value (identified cost $376,013)	376,013
Cash	80,134
Receivables:
Fund shares sold	4,625,382
Investment securities sold	1,236,764
Dividends and interest	392,074
Securities lending	61
Other assets	71,590

Total assets	221,740,140

Liabilities
Due to custodian	103,891
Cash collateral received for securities on loan	22,062
Payables:
Investment securities purchased	693,140
Manager (See Note 3)	108,862
Fund shares redeemed	73,071
Shareholder communication	29,182
Transfer agent (See Note 3)	22,558
Custodian	9,892
Professional fees	5,255
NYLIFE Distributors (See Note 3)	3,121
Accrued expenses	22,049

Total liabilities	1,093,083

Net assets	$220,647,057

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,235
Additional paid-in capital	233,269,329

233,290,564
Total distributable earnings (loss)	(12,643,507)

Net assets	$220,647,057

Class A
Net assets applicable to outstanding shares	$11,237,260

Shares of beneficial interest outstanding	1,081,798

Net asset value per share outstanding	$10.39
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.99

Investor Class
Net assets applicable to outstanding shares	$105,754

Shares of beneficial interest outstanding	10,192

Net asset value per share outstanding	$10.38
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.98

Class C
Net assets applicable to outstanding shares	$992,098

Shares of beneficial interest outstanding	95,689

Net asset value and offering price per share outstanding	$10.37

Class I
Net assets applicable to outstanding shares	$208,291,098

Shares of beneficial interest outstanding	20,045,351

Net asset value and offering price per share outstanding	$10.39

Class R6
Net assets applicable to outstanding shares	$20,847

Shares of beneficial interest outstanding	2,006

Net asset value and offering price per share outstanding	$10.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations

for the period November 1, 2019 through April 30, 2020 and the year ended October 31, 2019

	2020(a)	2019
Investment Income (Loss)
Income
Dividends-unaffiliated (b)	$3,345,605	$4,580,369
Dividends-affiliated	3,685	—
Securities lending	61	—

Total income	3,349,351	4,580,369

Expenses
Manager (See Note 3)	1,192,950	1,567,704
Registration	103,232	75,206
Professional fees	85,857	46,450
Transfer agent (See Note 3)	56,901	44,102
Shareholder communication	29,661	5,735
Custodian	21,192	56,995
Distribution/Service—Class A (See Note 3)	15,396	16,703
Distribution/Service—Investor Class (See Note 3)	27	—
Distribution/Service—Class C (See Note 3)	5,343	2,963
Trustees	3,582	6,339
Interest expense	124	196
Miscellaneous	9,563	7,649

Total expenses before waiver/reimbursement	1,523,828	1,830,042
Expense waiver/reimbursement from Manager (See Note 3)	(172,117)	(82,747)

Net expenses	1,351,711	1,747,295

Net investment income (loss)	1,997,640	2,833,074

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,208,632)	5,845,656
Foreign currency forward transactions	—	6,100
Foreign currency transactions	(250,124)	(15,255)

Net realized gain (loss) on investments and foreign currency transactions	(12,458,756)	5,836,501

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(18,493,394)	21,244,139
Translation of other assets and liabilities in foreign currencies	(579)	(8,674)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(18,493,973)	21,235,465

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(30,952,729)	27,071,966

Net increase (decrease) in net assets resulting from operations	$(28,955,089)	$29,905,040

(a)	The Fund changed its fiscal year end from October 31 to April 30.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $328,589 and $245,050, respectively.

14	MainStay CBRE Global Infrastructure Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period November 1, 2019 through April 30, 2020 and the years ended October 31, 2019 and October 31, 2018

	2020(a)	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,997,640	$2,833,074	$1,377,008
Net realized gain (loss) on investments and foreign currency transactions	(12,458,756)	5,836,501	1,221,896
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(18,493,973)	21,235,465	(5,637,401)

Net increase (decrease) in net assets resulting from operations	(28,955,089)	29,905,040	(3,038,497)

Distributions to shareholders:
Class A	(365,628)	(169,569)	(110,149)
Investor Class	(123)	—	—
Class C	(29,836)	(3,391)	—
Class I	(7,127,573)	(3,968,511)	(4,118,454)
Class W	(282,475)	(68,056)	—
Class R6	(55)	—	—

	(7,805,690)	—	—

Distributions to shareholders from return of capital:
Class A	(19,173)	—	—
Investor Class	(33)	—	—
Class C	(739)	—	—
Class I	(427,284)	—	—
Class W	(10,235)	—	—
Class R6	(15)	—	—

	(457,479)	—	—

Total distributions to shareholders	(8,263,169)	(4,209,527)	(4,228,603)

Capital share transactions:
Net proceeds from sale of shares	75,154,395	178,838,093	41,146,323
Net asset value of shares issued to shareholders in reinvestment of distributions	8,254,361	4,202,175	4,227,734
Cost of shares redeemed	(73,000,657)	(34,984,660)	(2,302,303)

Increase (decrease) in net assets derived from capital share transactions	10,408,099	148,055,608	43,071,754

Net increase (decrease) in net assets	(26,810,159)	173,751,121	35,804,654

	2020(a)	2019	2018

Net Assets
Beginning of period	247,457,216	73,706,095	37,901,441

End of period	$220,647,057	$247,457,216	$73,706,095

(a)	The Fund changed its fiscal year end from October 31 to April 30.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	November 1, 2019 through April 30,		Year ended October 31,

Class A	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.99		$10.04	$11.40	$10.78	$10.68	$12.72

Net investment income (loss)	0.07	(a)	0.16	0.19	0.17 (a)	0.15 (a)	0.16 (a)

Net realized and unrealized gain (loss) on investments	(1.29)		2.12	(0.51)	1.30	0.66	(0.59)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—	—	—	—	—

Total from investment operations	(1.23)		2.28	(0.32)	1.47	0.81	(0.43)

Less distributions:

From net investment income	(0.06)		(0.17)	(0.25)	(0.12)	(0.20)	(0.13)

From net realized gain on investments	(0.29)		(0.16)	(0.79)	(0.73)	(0.51)	(1.49)

Return of Capital	(0.02)		—	—	—	—	—

Total distributions	(0.37)		(0.33)	(1.04)	(0.85)	(0.71)	(1.62)

Redemption fee	—		—	—	—	—	0.01

Net asset value at end of period	$10.39		$11.99	$10.04	$11.40	$10.78	$10.68

Total investment return (b)	(10.57%)		23.24%	(3.16%)	14.96%	8.21%	(3.45%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32	% ††	1.51%	1.89%	1.59%	1.44%	1.37%

Net expenses	1.32	% ††(c)(d)	1.35%	1.35%	1.53%	1.60%	1.60%

Expenses (before waiver/reimbursement)	1.54	% ††(c)(d)	1.56%	1.83%	2.36%	2.15%	1.76%

Portfolio turnover rate	49%		53%	61%	85%	88%	97%

Net assets at end of period (in 000’s)	$11,237		$11,700	$1,787	$1,146	$526	$178

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

Investor Class	February 24, 2020^ through April 30, 2020

Net asset value at beginning of period	$12.50

Net investment income (loss) (a)‡	(0.00)

Net realized and unrealized gain (loss) on investments	(2.06)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	(2.08)

Less distributions:

From net investment income	(0.03)

Return of capital	(0.01)

Total distributions	(0.04)

Net asset value at end of period	$10.38

Total investment return (b)	(16.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	(0.12%)

Net expenses (c)††	1.45%

Expenses (before waiver/reimbursement) (c)††	1.67%

Portfolio turnover rate	49%

Net assets at end of period (in 000’s)	$106

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay CBRE Global Infrastructure Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	November 1, 2019 through April 30, 2020#		February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$11.96		$10.82

Net investment income (loss) (a)	0.03		0.04

Net realized and unrealized gain (loss) on investments	(1.28)		1.22

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—

Total from investment operations	(1.26)		1.26

Less distributions:

From net investment income	(0.03)		(0.12)

From net realized gain on investments	(0.29)		—

Return of capital	(0.01)		—

Total distributions	(0.33)		(0.12)

Net asset value at end of period	$10.37		$11.96

Total investment return (b)	(10.89%)		11.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.58%		0.46%

Net expenses††	2.09	% (c)(d)	2.10%

Expenses (before waiver/reimbursement)††	2.36	% (c)(d)	2.31%

Portfolio turnover rate	49%		53%

Net assets at end of period (in 000’s)	$992		$1,048

#	The Fund changed its fiscal year end from October 31 to April 30.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	November 1, 2019 through April 30,		Year ended October 31,

Class I	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.99		$10.04	$11.40	$10.78	$10.67	$12.72

Net investment income (loss)	0.09	(a)	0.20	0.23	0.20	0.21 (a)	0.19 (a)

Net realized and unrealized gain (loss) on investments	(1.29)		2.11	(0.52)	1.30	0.64	(0.57)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		—	—	—	—	—

Total from investment operations	(1.21)		2.31	(0.29)	1.50	0.85	(0.38)

Less distributions:

From net investment income	(0.08)		(0.20)	(0.28)	(0.15)	(0.23)	(0.18)

From net realized gain on investments	(0.29)		(0.16)	(0.79)	(0.73)	(0.51)	(1.49)

Return of capital	(0.02)		—	—	—	—	—

Total distributions	(0.39)		(0.36)	(1.07)	(0.88)	(0.74)	(1.67)

Net asset value at end of period	$10.39		$11.99	$10.04	$11.40	$10.78	$10.67

Total investment return (b)	(10.46%)		23.52%	(2.88%)	15.25%	8.66%	(3.10%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59	% ††	1.83%	2.14%	1.83%	2.05%	1.66%

Net expenses	1.05	% ††(c)(d)	1.10%	1.10%	1.21%	1.25%	1.25%

Expenses (before waiver/reimbursement)	1.18	% ††(c)(d)	1.14%	1.41%	1.61%	1.60%	1.43%

Portfolio turnover rate	49%		53%	61%	85%	88%	97%

Net assets at end of period (in 000’s)	$208,291		$225,176	$71,919	$36,755	$22,569	$40,069

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

Class R6	February 24, 2020^ through April 30, 2020

Net asset value at beginning of period	$12.51

Net investment income (loss) (a)	0.02

Net realized and unrealized gain (loss) on investments	(2.09)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	(2.09)

Less distributions:

From net investment income	(0.02)

Return of capital	(0.01)

Total distributions	(0.03)

Net asset value at end of period	$10.39

Total investment return (b)	(16.65%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.85%

Net expenses (c)††	0.95%

Expenses (before waiver/reimbursement) (c)††	1.13%

Portfolio turnover rate	49%

Net assets at end of period (in 000’s)	$21

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay CBRE Global Infrastructure Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Global Infrastructure Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to the Voya CBRE Global Infrastructure Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Voya Investments, LLC (“Voya”), an Arizona limited liability company served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on February 21, 2020. Upon completion of the reorganization, the Class A, Class C, and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods through February 21, 2020, refer to the Predecessor Fund.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on June 28, 2013. Class A shares commenced operations on October 16, 2013. Class C shares commenced operations on February 28, 2019. Investor Class and Class R6 shares commenced operations on February 24, 2020. Effective at the close of business on February 21, 2020, Class W shares merged into Class I shares.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of MainStay Funds Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

19

Notes to Financial Statements (continued)

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

20	MainStay CBRE Global Infrastructure Fund

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

21

Notes to Financial Statements (continued)

(G)   Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $2,979,451; the total market value of collateral held by the Fund was $3,140,726. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $3,118,664 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $22,062.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

22	MainStay CBRE Global Infrastructure Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Prior to February 24, 2020, Voya, an Arizona limited liability company, served as the Investment Adviser to the Fund. CBRE Clarion Securities LLC (“CBRE Clarion” or the ‘‘Subadvisor’’), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Fund’s average daily net assets.

Prior to February 24, 2020, under a previous Management Agreement, the Predecessor Fund paid Voya a monthly fee for the services performed and the facilities furnished at an annual rate of 1.00% of the Predecessor Fund’s average daily net assets.

During the period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.95%.

Effective February 24, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.33%; Investor Class, 1.45%; Class C, 2.08%; Class I, 0.97%; and Class R6, 0.95%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 24, 2020, Voya had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.35%; Class C, 2.10%; Class I, 1.10%; and Class W, 1.10%.

For the period February 24, 2020 through April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $384,375 and waived and/or reimbursed certain class specific expenses in the amount of $101,556 and paid the Subadvisor in the amount of $142,097.

For the period November 1, 2019 through February 23, 2020, Voya earned fees from the Fund in the amount of $808,575 and waived and/or reimbursed certain class specific expenses in the amount of $70,561.

Effective February 24, 2020, State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments. Prior to February 24, 2020, these services were provided by The Bank of New York Mellon (“BNY”).

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Effective February 24, 2020, pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

Prior to February 24, 2020, each share class of the Predecessor Fund, except Class I and Class W, had a plan (each a “Predecessor Plan” and collectively, the “Predecessor Plans”), whereby the prior Distributor was reimbursed or compensated (depending on the class of shares) by the Predecessor Fund for expenses incurred in the distribution of the Predecessor Fund’s shares (“Distribution Fees”). Pursuant to the Predecessor Plans, the prior Distributor was entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of the Predecessor Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the prior Distributor. Under the Predecessor Plans, each class of shares of the Predecessor Fund

23

Notes to Financial Statements (continued)

paid the prior Distributor a Distribution and/or Service Fees based on average daily net assets at the following annual rates: Class A shares 0.25%, Class C shares 1.00%.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the period February 24, 2020 through April 30, 2020, were $517 and $24, respectively.

During the period February 24, 2020 through April 30, 2020, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class A, Investor Class and Class C shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective February 24, 2020 New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period February 24,

2020 to April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$1,475	$—
Investor Class	31	—
Class C	514	—
Class I	28,889	—

Prior to February 24, 2020, these services were provided by BNY. The transfer agent expenses incurred by the Fund and any applicable waivers for the period November 1, 2019 through February 23, 2020, were as follows:

Class	Expense	Waived

Class A	$7,200	$6,642
Class C	632	7
Class I	12,235	—
Class W	5,925	7

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$30,622	$(30,246)	$—	$—	$376	$4	$—	376

(G)  Capital.   As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Investor Class	$20,830	19.7%
Class R6	$20,847	100.0%

Note 4–Federal Income Tax

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$220,774,540	$8,966,339	$(14,404,847)	$(5,438,508)

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

As of April 30, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(7,193,176)	$(5,344)	$(5,444,987)	$(12,643,507)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, Passive Foreign Investment Company (“PFIC”) adjustments, real estate investment trusts (REITs), and Swiss reclaim. The other temporary differences are primarily due to foreign taxes payable.

24	MainStay CBRE Global Infrastructure Fund

As of April 30, 2020, for federal income tax purposes, capital loss carryforwards of $7,193,176 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$7,193	$ —

During the period ended April 30, 2020 and the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2020	2019	2018

Distributions paid from:
Ordinary Income	$3,660,947	$2,910,254	$2,447,295
Long-Term Capital Gain	4,144,743	1,299,273	1,781,308
Return of Capital	457,479	—	—
Total	$8,263,169	$4,209,527	$4,228,603

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Prior to February 24, 2020, these services were provided by BNY. The services provided by BNY are a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $11,300 for the period November 1, 2019 through February 23, 2020.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective February 24, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

Prior to February 24, 2020, the Predecessor Fund had entered into a 364-day unsecured committed revolving line of credit agreement with BNY for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds were to be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Predecessor Fund or certain other funds managed by the previous Investment Adviser. The funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

For the period November 1, 2019 through February 23, 2020 the Fund utilized the line of credit for 2 days, maintained an average daily balance of $877,000 at a weighted average interest rate of 2.55% and incurred interest expense in the amount of $124. As of April 30, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $125,119 and $121,500, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2020 and years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	280,921	$3,178,261
Shares issued to shareholders in reinvestment of distributions	33,172	384,614
Shares redeemed	(208,401)	(2,229,848)

Net increase (decrease) in shares outstanding before conversion	105,692	1,333,027
Shares converted from Class A (See Note 1)	(80)	(832)

Net increase (decrease)	105,612	$1,332,195

Year ended October 31, 2019:
Shares sold	868,313	$9,653,435
Shares issued to shareholders in reinvestment of distributions	15,513	169,519
Shares redeemed	(85,561)	(957,531)

Net increase (decrease)	798,265	$8,865,423

Year ended October 31, 2018:
Shares sold	128,412	$1,342,656
Shares issued to shareholders in reinvestment of distributions	10,321	110,140
Shares redeemed	(61,376)	(645,777)

Net increase (decrease)	77,357	$807,019

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Period ended April 30, 2020 (b):
Shares sold	10,096	$106,183
Shares issued to shareholders in reinvestment of distributions	16	156

Net increase (decrease) in shares outstanding before conversion	10,112	106,339
Shares converted into Investor Class (See Note 1)	80	832

Net increase (decrease)	10,192	$107,171

Class C	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	11,275	$131,035
Shares issued to shareholders in reinvestment of distributions	2,613	30,575
Shares redeemed	(5,862)	(66,601)

Net increase (decrease)	8,026	$95,009

Period ended October 31, 2019 (c):
Shares sold	89,275	$1,031,473
Shares issued to shareholders in reinvestment of distributions	289	3,391
Shares redeemed	(1,901)	(21,916)

Net increase (decrease)	87,663	$1,012,948

Class I	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	6,223,447	$69,833,031
Shares issued to shareholders in reinvestment of distributions	653,378	7,546,236
Shares redeemed	(6,544,949)	(70,138,992)

Net increase in shares outstanding before conversion	331,876	7,240,275
Shares converted into Class I (See Note 1) (d)	930,648	11,641,536

Net increase (decrease)	1,262,524	$18,881,811

Year ended October 31, 2019:
Shares sold	14,200,545	$158,999,775
Shares issued to shareholders in reinvestment of distributions	362,521	3,961,209
Shares redeemed	(2,941,969)	(33,873,492)

Net increase (decrease)	11,621,097	$129,087,492

Year ended October 31, 2018:
Shares sold	3,711,628	$39,803,667
Shares issued to shareholders in reinvestment of distributions	387,551	4,117,594
Shares redeemed	(160,448)	(1,656,526)

Net increase (decrease)	3,938,731	$42,264,735

Class W	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	157,430	$1,880,885
Shares issued to shareholders in reinvestment of distributions	24,765	292,710
Shares redeemed	(47,136)	(565,216)

Net increase (decrease) in shares outstanding before conversion	135,059	1,608,379
Shares converted from Class W (See Note 1) (d)	(930,098)	(11,641,536)

Net increase (decrease)	(795,039)	$(10,033,157)

Period ended October 31, 2019 (c):
Shares sold	800,304	$9,153,410
Shares issued to shareholders in reinvestment of distributions	5,805	68,056
Shares redeemed	(11,070)	(131,721)

Net increase (decrease)	795,039	$9,089,745

Class R6	Shares	Amount

Period ended April 30, 2020 (b):
Shares sold	1,999	$25,000
Shares issued to shareholders in reinvestment of distributions	7	70

Net increase (decrease)	2,006	$25,070

(a)	The Fund changed its fiscal year end from October 31 to April 30.
(b)	The inception date of the class was February 24, 2020.
(c)	The inception date of the class was February 28, 2019.
(d)	Class W converted to Class I on February 21, 2020.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring

26	MainStay CBRE Global Infrastructure Fund

financial statement adjustment or disclosure have been identified, other than the following:

At special meetings held on May 15, 2020, the shareholders of MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund each approved the acquisition of the assets and assumption of liabilities of the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund, respectively, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund (the “Reorganizations”). The Reorganizations were completed on May 22, 2020. The shareholders of MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on May 22, 2020. The aggregate net assets of the Fund immediately before the Reorganizations was $216,261,572 and the combined net assets after the Reorganizations was $243,837,191.

The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss) before and after the Reorganizations:

	Before Reorganization			After Reorganization
	MainStay Cushing Energy Income Fund	MainStay Cushing Renaissance Advantage Fund	MainStay CBRE Global Infrastructure Fund	MainStay CBRE Global Infrastructure Fund
Net Assets:
Class A	$6,193,827	$5,450,653	$11,134,876	$22,779,356
Investor Class	$940,483	$950,261	$109,563	$2,000,307
Class C	$3,159,121	$2,767,878	$957,457	$6,884,456
Class I	$3,592,675	$4,520,721	$204,038,989	$212,152,385
Class R6	$—	$—	$20,687	$20,687
Shares Outstanding:
Class A	3,445,944	625,287	1,080,471	2,210,389
Investor Class	524,975	109,803	10,644	194,323
Class C	1,831,130	339,427	93,124	669,596
Class I	1,972,096	508,945	19,788,177	20,575,030
Class R6	—	—	2,006	2,006
Net Asset Value Per Share Outstanding:
Class A	$1.80	$8.72	$10.31	$10.31
Investor Class	$1.79	$8.65	$10.29	$10.29
Class C	$1.73	$8.15	$10.28	$10.28
Class I	$1.82	$8.88	$10.31	$10.31
Class R6	$—	$—	$10.31	$10.31
Total distributable earnings (loss)	$(248,267,119)	$(84,368,759)	$(14,398,971)	$(15,483,333)

Assuming the Reorganizations had been completed on May 1, 2020 the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended May 22, 2020, were as follows (Unaudited):

Net investment income (loss)	$1,069,751
Net realized and unrealized gain (loss)	(28,052,096)
Net change in net assets resulting from operations	$(26,982,345)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund, in the amount of $15,298,435 and $12,595,451, respectively, were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay CBRE Global Infrastructure Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2020, the related statements of operations for the period November 1, 2019 through April 30, 2020 and the year ended October 31, 2019, the statements of changes in net assets for the period November 1, 2019 through April 30, 2020 and each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the period November 1, 2019 through April 30, 2020 and each of the years in the five-year period ended October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the period November 1, 2019 through April 30, 2020 and the year ended October 31, 2019, the changes in its net assets for the period November 1, 2019 through April 30, 2020 and each of the years in the two-year period ended October 31, 2019, and the financial highlights for the period November 1, 2019 through April 30, 2020 and each of the years in the five-year period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 24, 2020

28	MainStay CBRE Global Infrastructure Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The Management Agreement with respect to the MainStay CBRE Global Infrastructure Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Clarion Securities, LLC (“CBRE Clarion”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its October 2-3, 2019 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, approved each of the Advisory Agreements for an initial two-year period.

In reaching the decision to approve each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE Clarion in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between September 2019 and October 2019, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE Clarion (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by New York Life Investments and CBRE Clarion in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and CBRE Clarion; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and CBRE Clarion from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from CBRE Clarion personnel, including certain members of the proposed portfolio management team. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and CBRE Clarion with respect to the Fund. The Board’s conclusions with respect to the proposed Management Agreement were based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the management agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services to be Provided by New York Life Investments and CBRE Clarion

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE Clarion and ongoing analysis of, and interactions with, CBRE Clarion with respect to, among other things, Fund investment performance and risk as well as CBRE Clarion’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis to be provided by compliance and investment personnel. The Board noted that certain non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that CBRE Clarion proposed to provide to the

Fund. The Board evaluated CBRE Clarion’s experience in managing other portfolios, including a mandate with investment strategies similar to those of the Fund, and CBRE Clarion’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE Clarion, and CBRE Clarion’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and CBRE Clarion believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by CBRE Clarion. The Board reviewed CBRE Clarion’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund would likely benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and CBRE Clarion’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment process, strategies and risks. Additionally, the Board considered the historical performance of an investment portfolio with similar investment strategies as those of the Fund and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by CBRE Clarion.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and CBRE Clarion

The Board considered the anticipated costs of the services to be provided by New York Life Investments and CBRE Clarion under each of the Advisory Agreements and the profits expected to be realized by New York Life Investments and its affiliates and CBRE Clarion due to their relationships with the Fund. The Board considered that CBRE Clarion’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee would be paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

30	MainStay CBRE Global Infrastructure Fund

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and CBRE Clarion and the expected profits to be realized by New York Life Investments and its affiliates and CBRE Clarion, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund. The Board considered the financial resources of New York Life Investments and CBRE Clarion and acknowledged that New York Life Investments and CBRE Clarion must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE Clarion to be able to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the annual fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of relationship with the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s expected profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable, the Board concluded that the annual profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE Clarion due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to CBRE Clarion from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to CBRE Clarion in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE Clarion and its affiliates and New York Life Investments and its affiliates, and considered the planned strategic partnership to be entered into by New York Life Investments and CBRE Clarion that would relate to certain products, including the Fund. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services to be provided to the Fund. The Board observed that, in addition to fees to be earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the anticipated profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE Clarion, the Board considered that any profits realized by CBRE Clarion due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and CBRE Clarion, acknowledging that any such profits would be based on fees paid to CBRE Clarion by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fee to be paid to CBRE Clarion would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and/or CBRE Clarion on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund. The Board considered the similarities and differences in the fee schedules of the Fund and these similarly-managed funds, taking into account the rationale for any differences in fee schedules. The Board took into

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of voluntary waivers and expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees would be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.

The Board considered that, because the Fund’s transfer agent fees would be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees may comprise total expenses of the Fund’s share classes. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including the imposition of a contractual limitation on transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Fund’s proposed management fees and estimated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding each of the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services.

Based on this information, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund’s proposed expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, voted to approve each of the Advisory Agreements.

32	MainStay CBRE Global Infrastructure Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,144,854 as long term capital gain distributions.

For the fiscal period ended April 30, 2020, the Fund designated approximately $3,773,968 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal period ended April 30, 2020 should be multiplied by 58.08% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal period end April 30, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay CBRE Global Infrastructure Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	75	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	75	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
				State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

36	MainStay CBRE Global Infrastructure Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay CBRE Global Infrastructure Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1856714 MS086-20	MSCBGI11-06/20 (NYLIM) NL479

MainStay CBRE Real Estate Fund

Message from the President and Annual Report

April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spread of the novel coronavirus and a sharpening decline in global economic activity from June 1, 2019, through April 30, 2020.

After gaining ground during the during the second half of 2019 and the beginning of 2020, most broad stock and bond indices began to dip in late February, as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China; thousands in Italy, South Korea and the United States; and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activities caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

With the number of reported COVID-19 cases in the United States continuing to rise, the Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. In late March, the federal government declared a national emergency, and Congress passed—and the President signed—a $2 trillion stimulus package, with the promise of further aid to come for consumers and businesses. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, markets regained some of the ground in April, that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder, losses. The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies. With few exceptions, emerging markets tended to underperform by the greatest margins.

Within the real estate market, REITs (real estate investment trusts) experienced wide variations in performance, depending on the vulnerability of the underlying properties to the impacts of the pandemic. For example, most hotels were hit particularly hard by travel restrictions and stay-at-home orders designed to limit the pandemic’s spread; most retail outlets, other than those designated as providing essential services, were shuttered. These conditions raised concerns for hotel and retail REITs about the reliability of lease and rental income streams. On the other hand, technology REITs, particularly those focusing on telecommunications towers and data centers, benefited from increased demand for communications and data services from home-bound workers.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Eleven Months or Since Inception*	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	12/20/2002	–18.75 –13.80%	–18.62 –13.66%	–0.09 1.10%	5.86 6.49%	1.29 1.29%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/24/2020	–29.82 –25.74	N/A N/A	N/A N/A	N/A N/A	1.26 1.26
Class C Shares[3]	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/17/2003	–15.18 –14.44	–15.06 –14.32	0.34 0.34	5.65 5.65	2.01 2.01
Class I Shares[3]	No Sales Charge		12/31/1996	–13.54	–13.36	1.46	6.80	1.04
Class R3 Shares[3]	No Sales Charge		8/5/2011	–14.04	–13.90	0.83	6.34	1.64
Class R6 Shares[3]	No Sales Charge		7/3/2014	–13.53	–13.34	1.53	2.75	0.80

*	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from May 31 to April 30.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

Performance figures for Class A shares, Class C shares, Class I shares, Class R3 shares and Class R6 shares, reflect the historical performance of the then-existing Class A shares, Class C shares, Class I shares, Class R and Class R6 shares of the Voya Real Estate Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Real Estate Fund commenced operations on February 24, 2020.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Eleven Months	One Year	Five Years	Ten Years

MSCI U.S. REIT® Index[4]	–14.49%	–14.26%	2.40%	7.54%
Morningstar Real Estate Category Average[5]	–12.51	–12.66	2.20	7.27

4.

The MSCI U.S. REIT® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Real Estate Category Average is representative of funds that invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real estate operating companies. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay CBRE Real Estate Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Real Estate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$779.00	$5.22	$1,019.00	$5.92	1.18%

Investor Class Shares[3,4]	$1,000.00	$742.60	$2.22	$1,006.88	$2.55	1.35%

Class C Shares	$1,000.00	$775.90	$8.48	$1,015.32	$9.62	1.92%

Class I Shares	$1,000.00	$780.10	$3.67	$1,020.74	$4.17	0.83%

Class R3 Shares[5]	$1,000.00	$777.20	$6.27	$1,017.80	$7.12	1.42%

Class R6 Shares	$1,000.00	$780.50	$3.32	$1,021.13	$3.77	0.75%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period) and 69 days for Investor Class shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 24, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2020. Had these shares been offered for the full six-month period ended April 30, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.87 for Investor Class shares and the ending account value would have been $1,018.05 for Investor Class shares.

5.	Prior to February 24, 2020, known as Class R shares.

7

Sector Composition as of April 30, 2020 (Unaudited)

Residential	20.7%

Technology Real Estate	19.5

Industrial Properties	13.2

Healthcare Facilities	12.6

Net Leased Properties	10.9

Office Buildings	10.7

Self Storage Property	6.7

Community Shopping Centers	2.9%

Enclosed Malls	1.5

Hotels	0.8

Short-Term Investment	0.3

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Equinix, Inc.

2.	Prologis, Inc.

3.	Invitation Homes, Inc.

4.	Healthpeak Properties, Inc.

5.	Duke Realty Corp.
6.	Equity Residential

7.	Alexandria Real Estate Equities, Inc.

8.	AvalonBay Communities, Inc.

9.	Healthcare Trust of America, Inc., Class A

10.	Hudson Pacific Properties, Inc.

8	MainStay CBRE Real Estate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers T. Ritson Ferguson, CFA, Joseph P. Smith, CFA, Jonathan Miniman, CFA, and Kenneth S. Weinberg, CFA, of CBRE Clarion Securities LLC, the Fund’s Subadvisor.

How did MainStay CBRE Real Estate Fund perform relative to its benchmark and peer group from June 1, 2019, through April 30, 2020?

From June 1, 2019, through April 30, 2020, Class I shares of MainStay CBRE Real Estate Fund returned –13.54%, outperforming the –14.49% return of the Fund’s primary benchmark, the MSCI U.S. REIT® Index. Over the same period, Class I shares underperformed the –12.51% return of the Morningstar Real Estate Category Average.1

Were there any changes to the Fund during the reporting period?

At the close of business on February 21, 2020, Voya Real Estate Fund and Voya Global Real Estate Fund merged into the Fund and the Fund assumed the historical performance and accounting information of Voya Real Estate Fund.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund outperformed the MSCI U.S. REIT® Index due to positive sector allocation. Specifically, the Fund held overweight exposure to the outperforming technology real estate investment trust (REIT) sector, which includes data centers and towers, and underweight exposure to the underperforming mall and hotel REIT sectors. Based on our fundamental underwriting, we had increased the Fund’s exposure to technology REITs before the COVID-19 pandemic struck the United States. When the pandemic hit early in the first quarter of 2020, the underlying resilience in the demand and earnings profile of technology REITs caused the sector to materially outperform other real estate sectors. Investors bid up shares in technology REITs in the expectation that they would see increased demand during this year of expanding remote working, network connectivity and data growth. Conversely, the impact of social distancing and shutting down the economy negatively impacted the stock performance of hotel and mall REITs, sectors in which the Fund held underweight exposure relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The COVID-19 pandemic drove high levels of stock volatility and historically wide performance differentials among the ten real estate sectors. The technology REIT sector made the strongest positive contributions to the Fund’s performance relative to the MSCI U.S. REIT® Index during the reporting period.

(Contributions take weightings and total returns into account.) The net lease and residential sectors were the weakest contributors to relative performance as gaming REITs and student housing were under pressure from COVID-19. Relative to the MSCI U.S. REIT® Index, the Fund’s overweight exposure to the outperforming technology REIT sector, together with the Fund’s underweight exposure to the underperforming hotel and mall REIT sectors, accounted for all of the Fund’s excess return1 during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Fund’s absolute performance came from technology REITs. The Fund’s top contributor to its absolute performance was Equinix, a data center company in which the Fund has held an overweight position for the entire reporting period. The next best contributor to the Fund’s absolute performance was Crown Castle, a technology stock that the Fund initially purchased in the fourth quarter of 2019 and increased its position in early 2020.

The most significant detractors from the Fund’s absolute performance were in the net lease REIT sector, an area largely comprising retail real estate leased to operators under long-term leases. Operators include pharmacies, fast food restaurants, movie theatres, day care centers, bank buildings, casino gaming facilities and industrial distribution facilities. Traditionally, this sector has highly resilient operations because the tenants are largely “needs based.” Unfortunately, this sector was particularly hard hit when the COVID-19 pandemic struck, particularly undermining the performance of Fund holdings in VEREIT and STORE Capital. The Fund continues to own these stocks, as we believe in the long-term viability of their business models, their experienced management teams and the stability of their balance sheets.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included shares in industrial REIT Prologis, residential REIT Apartment Investment & Management and technology REIT American Tower. In addition to the technology REIT sector, over the trailing 11 months we increased the Fund’s exposure to residential REITs. This move was driven by our fundamental underwriting and confirmed in collaboration with our private market colleagues at CBRE Global Investors. We believe that the residential sector is inexpensive versus private market

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

9

valuations and that earnings are likely to be quite resilient in the coming months.

The Fund’s largest sales during the same period included senior housing REIT Welltower, retail REIT Regency Realty and hotel REIT Host Hotels. All three positions were eliminated from the portfolio in the first quarter of 2020. As the COVID-19 pandemic hit, we spent two intense weeks in March 2020 connecting with public company management teams and our private market colleagues at CBRE Global Investors before reassessing our 2020 and 2021 earnings growth forecasts for each company. Each of the companies we sold had a material negative change in forward earnings outlook and ultimately ranked poorly in our stock selection models.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the technology, residential and industrial REIT sectors. During the same period, the Fund reduced its exposure to the mall, hotel and shopping center REIT sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund was overweight relative to the MSCI U.S. REIT® Index in the technology, residential, and office sectors. As of the same date, the Fund was underweight in the hotels, shopping centers, and malls sectors. The Fund was approximately “market-weight” in the other property sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay CBRE Real Estate Fund

Portfolio of Investments April 30, 2020

	Shares	Value

Common Stocks 99.5%†
Community Shopping Centers 2.9%
Brixmor Property Group, Inc.	428,056	$4,901,241
Retail Properties of America, Inc., Class A	706,108	4,377,870
Urban Edge Properties	370,468	4,260,382

		13,539,493

Enclosed Mall 1.5%
Simon Property Group, Inc.	106,204	7,091,241

Healthcare Facilities 12.6%
Alexandria Real Estate Equities, Inc.	110,753	17,398,189
Healthcare Trust of America, Inc., Class A	594,340	14,638,594
Healthpeak Properties, Inc.	731,747	19,127,866
Ventas, Inc.	220,279	7,126,026

		58,290,675

Hotel 0.8%
Sunstone Hotel Investors, Inc.	382,181	3,512,244

Industrial Properties 13.2%
Duke Realty Corp.	512,797	17,794,056
Prologis, Inc.	481,779	42,989,140

		60,783,196

Net Leased Properties 10.9%
MGM Growth Properties LLC, Class A	296,241	7,456,386
Realty Income Corp.	45,899	2,520,773
Spirit Realty Capital, Inc.	245,363	7,547,366
STAG Industrial, Inc.	299,445	7,860,431
STORE Capital Corp.	354,134	7,107,470
VEREIT, Inc.	2,062,090	11,300,253
VICI Properties, Inc.	373,703	6,509,906

		50,302,585

Office Buildings 10.7%
Boston Properties, Inc.	99,690	9,687,874
Brandywine Realty Trust	438,415	4,892,712
Columbia Property Trust, Inc.	272,425	3,892,953
Cousins Properties, Inc.	201,362	6,075,092
Highwoods Properties, Inc.	159,905	6,205,913
Hudson Pacific Properties, Inc.	516,402	12,693,161
Piedmont Office Realty Trust, Inc., Class A	342,975	5,950,616

		49,398,321

	Shares	Value

Residential 20.7%
American Campus Communities, Inc.	79,972	$2,822,212
Apartment Investment & Management Co., Class A	185,498	6,987,709
AvalonBay Communities, Inc.	101,179	16,487,118
Camden Property Trust	111,986	9,862,607
Equity Residential	272,282	17,714,667
Invitation Homes, Inc.	857,720	20,285,078
Mid-America Apartment Communities, Inc.	95,091	10,642,585
Sun Communities, Inc.	82,300	11,061,120

		95,863,096

Self Storage Property 6.7%
CubeSmart	445,949	11,237,915
Extra Space Storage, Inc.	90,942	8,024,722
Life Storage, Inc.	134,412	11,773,147

		31,035,784

Technology Real Estate 19.5%
American Tower Corp.	35,429	8,432,102
Crown Castle International Corp.	77,350	12,331,911
CyrusOne, Inc.	122,868	8,619,190
Digital Realty Trust, Inc.	29,952	4,477,524
Equinix, Inc.	71,769	48,458,429
QTS Realty Trust, Inc., Class A	125,189	7,828,068

		90,147,224

Total Common Stocks (Cost $393,781,199)		459,963,859

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (a)	1,482,975	1,482,975

Total Short-Term Investment (Cost $1,482,975)		1,482,975

Total Investments (Cost $395,264,174)	99.8%	461,446,834
Other Assets, Less Liabilities	0.2	1,074,309
Net Assets	100.0%	$462,521,143

†	Percentages indicated are based on Fund net assets.

(a)	Current yield as of April 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$459,963,859	$—	$—	$459,963,859
Short-Term Investment
Affiliated Investment Company	1,482,975	—	—	1,482,975

Total Investments in Securities	$461,446,834	$—	$—	$461,446,834

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay CBRE Real Estate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $393,781,199)	$459,963,859
Investment in affiliated investment company, at value (identified cost $1,482,975)	1,482,975
Cash	6,762
Receivables:
Investment securities sold	13,661,201
Dividends and interest	484,031
Fund shares sold	229,348
Other assets	100,344

Total assets	475,928,520

Liabilities
Payables:
Investment securities purchased	11,763,138
Fund shares redeemed	1,197,762
Transfer agent (See Note 3)	217,210
Manager (See Note 3)	102,890
Shareholder communication	68,948
NYLIFE Distributors (See Note 3)	47,870
Custodian	2,643
Accrued expenses	6,567
Dividend payable	349

Total liabilities	13,407,377

Net assets	$462,521,143

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,672
Additional paid-in capital	449,541,863

449,588,535
Total distributable earnings (loss)	12,932,608

Net assets	$462,521,143

Class A
Net assets applicable to outstanding shares	$149,969,648

Shares of beneficial interest outstanding	16,720,872

Net asset value per share outstanding	$8.97
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.49

Investor Class
Net assets applicable to outstanding shares	$103,060

Shares of beneficial interest outstanding	11,496

Net asset value per share outstanding (a)	$8.97
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.49

Class C
Net assets applicable to outstanding shares	$20,941,842

Shares of beneficial interest outstanding	2,103,004

Net asset value and offering price per share outstanding	$9.96

Class I
Net assets applicable to outstanding shares	$232,729,818

Shares of beneficial interest outstanding	22,190,452

Net asset value and offering price per share outstanding	$10.49

Class R3
Net assets applicable to outstanding shares	$2,527,117

Shares of beneficial interest outstanding	284,122

Net asset value and offering price per share outstanding	$8.89

Class R6
Net assets applicable to outstanding shares	$56,249,658

Shares of beneficial interest outstanding	5,362,110

Net asset value and offering price per share outstanding	$10.49

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations

for the period June 1, 2019 through April 30, 2020 and the year ended May 31, 2019

	2020 (a)	2019
Investment Income (Loss)
Income
Dividends-unaffiliated (b)	$10,551,250	$12,375,954
Interest	7,739	104
Dividends-affiliated	1,951	—

Total income	10,560,940	12,376,058

Expenses
Manager (See Note 3)	2,891,684	3,465,874
Transfer agent (See Note 3)	535,583	433,046
Distribution/Service—Class A (See Note 3)	236,847	219,157
Distribution/Service—Investor Class (See Note 3)	16	—
Distribution/Service—Class C (See Note 3)	115,813	119,078
Distribution/Service—Class O (See Note 3) (c)	—	28,417
Distribution/Service—Class R3 (See Note 3) (d)	10,612	13,875
Registration	150,763	129,682
Professional fees	100,627	46,742
Shareholder communication	63,908	39,475
Trustees	7,342	17,329
Custodian	5,929	80,300
Shareholder service (See Note 3)	508	—
Interest expense	3,455	18,294
Miscellaneous	9,112	35,318

Total expenses before waiver/reimbursement	4,132,199	4,646,587
Expense waiver/reimbursement from Manager (See Note 3)	(655,390)	(286,129)

Net expenses	3,476,809	4,360,458

Net investment income (loss)	7,084,131	8,015,600

	2020 (a)	2019
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	$(21,458,643)	$77,720,621
Foreign currency transactions	(17,446)	—

Net realized gain (loss) on investments and foreign currency transactions	(21,476,089)	77,720,621

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(119,427,330)	(34,171,729)
Translation of other assets and liabilities in foreign currencies	(9,547)	—

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(119,436,877)	(34,171,729)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(140,912,966)	43,548,892

Net increase (decrease) in net assets resulting from operations	$(133,828,835)	$51,564,492

(a)	The Fund changed its fiscal year end from May 31 to April 30.
(b)	Dividends recorded net of foreign withholding taxes in the amount of $20,130 and $—, respectively.
(c)	Class O converted to Class A on November 22, 2019.
(d)	Prior to February 24, 2020, known as Class R.

14	MainStay CBRE Real Estate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period June 1, 2019 through April 30, 2020 and the years ended May 31, 2019 and May 31, 2018

	2020 (a)	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,084,131	$8,015,600	$15,544,769
Net realized gain (loss) on investments and foreign currency transactions	(21,476,089)	77,720,621	220,137,355
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(119,436,877)	(34,171,729)	(223,914,299)

Net increase (decrease) in net assets resulting from operations	(133,828,835)	51,564,492	11,767,825

Distributions to shareholders:
Class A	(10,726,973)	(23,301,564)	(21,203,408)
Investor Class	(232)	—	—
Class C	(1,107,782)	(2,530,548)	(3,266,138)
Class I	(18,890,608)	(44,863,260)	(99,612,758)
Class O (b)	—	(548,382)	(6,633,849)
Class P3 (c)	—	(676)	—
Class W (d)	(1,387,751)	(4,230,510)	(5,659,389)
Class R3 (e)	(265,293)	(686,264)	(706,200)
Class R6	(9,536,377)	(17,279,132)	(16,135,064)

	(41,915,016)	(93,440,336)	(153,216,806)

Distributions to shareholders from return of capital:
Class A	(2,926,262)	—	—
Investor Class	—	—	—
Class C	(304,652)	—	—
Class I	(5,156,796)	—	—
Class O (b)	—	—	—
Class P3 (c)	—	—	—
Class W (d)	(383,611)	—	—
Class R3 (e)	(72,878)	—	—
Class R6	(2,615,230)	—	—

	(11,459,429)	—	—

Total distributions to shareholders	(53,374,445)	(93,440,336)	(153,216,806)

	2020 (a)	2019	2018
Capital share transactions:
Net proceeds from sale of shares	$70,022,959	$90,734,349	$178,833,888
Net asset value of shares issued in connection with the acquisition of Voya Global Real Estate Fund	376,491,739	—	—
Net asset value of shares issued to shareholders in reinvestment of distributions	50,822,483	84,453,212	109,995,312
Cost of shares redeemed	(213,904,174)	(311,372,429)	(611,608,920)

Increase (decrease) in net assets derived from capital share transactions	283,433,007	(136,184,868)	(322,779,720)

Net increase (decrease) in net assets	96,229,727	(178,060,712)	(464,228,701)

Net Assets
Beginning of period	366,291,416	544,352,128	1,008,580,829

End of period	$462,521,143	$366,291,416	$544,352,128

(a)	The Fund changed its fiscal year end from May 31 to April 30.

(b)	Class O converted to Class A on November 22, 2019.

(c)	Class P3 liquidated on November 22, 2019.

(d)	Class W converted to Class I on February 21, 2020.

(e)	Prior to February 24, 2020, known as Class R.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	June 1, 2019 through April 30,		Year ended May 31,

Class A	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$12.32		$14.43	$17.81	$19.40	$19.25	$18.65

Net investment income (loss)	0.18	(a)	0.21 (a)	0.28 (a)	0.19 (a)	0.34	0.22

Net realized and unrealized gain (loss) on investments	(1.52)		1.29	(0.07)	(0.26)	1.36	1.52

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	(1.34)		1.50	0.21	(0.07)	1.70	1.74

Less distributions:

From net investment income	(0.26)		(0.21)	(0.28)	(0.27)	(0.41)	(0.26)

From net realized gain on investments	(1.32)		(3.40)	(3.31)	(1.25)	(1.14)	(0.87)

Return of capital	(0.43)		—	—	—	—	(0.01)

Total distributions	(2.01)		(3.61)	(3.59)	(1.52)	(1.55)	(1.14)

Net asset value at end of period	$8.97		$12.32	$14.43	$17.81	$19.40	$19.25

Total investment return (b)	(13.80%)		12.73%	0.23%	(0.36%)	9.24%	9.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69	% ††	1.58%	1.69%	1.02%	1.75%	1.14%

Net expenses	1.17	% ††(c)(d)	1.24%	1.29%	1.27%	1.29%	1.28%

Expenses (before waiver/reimbursement)	1.36	% ††(c)(d)	1.31%	1.31%	1.27%	1.29%	1.28%

Portfolio turnover rate	88%		82%	102%	53%	37%	38%

Net assets at end of period (in 000’s)	$149,970		$89,037	$81,475	$136,095	$188,970	$225,232

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay CBRE Real Estate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Investor Class	February 24, 2020^ through April 30, 2020

Net asset value at beginning of period	$12.17

Net investment income (loss) (a)	(0.04)

Net realized and unrealized gain (loss) on investments	(3.10)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)

Total from investment operations	(3.14)

Less distributions:

From net investment income	(0.06)

Net asset value at end of period	$8.97

Total investment return (b)	(25.74%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	(2.55%)

Net expenses (c)††	1.35%

Expenses (before waiver/reimbursement) (c)††	1.56%

Portfolio turnover rate	88%

Net assets at end of period (in 000’s)	$103

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	June 1, 2019 through April 30,		Year ended May 31,

Class C	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.47		$15.44	$18.80	$20.38	$20.14	$19.54

Net investment income (loss)	0.11	(a)	0.11	0.16 (a)	0.05 (a)	0.18	0.06

Net realized and unrealized gain (loss) on investments	(1.71)		1.42	(0.08)	(0.28)	1.46	1.53

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	(1.60)		1.53	0.08	(0.23)	1.64	1.59

Less distributions:

From net investment income	(0.18)		(0.10)	(0.13)	(0.10)	(0.26)	(0.11)

From net realized gain on investments	(1.32)		(3.40)	(3.31)	(1.25)	(1.14)	(0.87)

Return of capital	(0.41)		—	—	—	—	(0.01)

Total distributions	(1.91)		(3.50)	(3.44)	(1.35)	(1.40)	(0.99)

Net asset value at end of period	$9.96		$13.47	$15.44	$18.80	$20.38	$20.14

Total investment return (b)	(14.44%)		11.90%	(0.50%)	(1.10%)	8.44%	8.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.00	% ††	0.85%	0.90%	0.27%	0.89%	0.25%

Net expenses	1.92	% ††(c)(d)	1.99%	2.04%	2.02%	2.04%	2.03%

Expenses (before waiver/reimbursement)	2.13	% ††(c)(d)	2.06%	2.06%	2.02%	2.04%	2.03%

Portfolio turnover rate	88%		82%	102%	53%	37%	38%

Net assets at end of period (in 000’s)	$20,942		$11,216	$13,449	$22,084	$29,550	$31,612

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay CBRE Real Estate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	June 1, 2019 through April 30,		Year ended May 31,

Class I	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.08		$15.99	$19.36	$20.95	$20.67	$20.06

Net investment income (loss)	0.24	(a)	0.30 (a)	0.37 (a)	0.28 (a)	0.41	0.28

Net realized and unrealized gain (loss) on investments	(1.79)		1.45	(0.09)	(0.28)	1.49	1.54

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	(1.55)		1.75	0.28	0.00	1.90	1.82

Less distributions:

From net investment income	(0.28)		(0.26)	(0.34)	(0.34)	(0.48)	(0.33)

From net realized gain on investments	(1.32)		(3.40)	(3.31)	(1.25)	(1.14)	(0.87)

Return of capital	(0.44)		—	—	—	—	(0.01)

Total distributions	(2.04)		(3.66)	(3.65)	(1.59)	(1.62)	(1.21)

Net asset value at end of period	$10.49		$14.08	$15.99	$19.36	$20.95	$20.67

Total investment return (b)	(13.54%)		13.08%	0.63%	0.04%	9.64%	9.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.01	% ††	1.95%	2.02%	1.37%	1.97%	1.30%

Net expenses	0.84	% ††(c)(d)	0.91%	0.91%	0.90%	0.90%	0.91%

Expenses (before waiver/reimbursement)	1.04	% ††(c)(d)	0.97%	0.92%	0.90%	0.90%	0.91%

Portfolio turnover rate	88%		82%	102%	53%	37%	38%

Net assets at end of period (in 000’s)	$232,730		$166,056	$311,814	$723,538	$1,003,433	$1,046,021

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	June 1, 2019 through April 30,		Year ended May 31,

Class R3*	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$12.23		$14.35	$17.73	$19.33	$19.19	$18.59

Net investment income (loss)	0.15	(a)	0.18	0.23 (a)	0.15	0.30 (a)	0.17 (a)

Net realized and unrealized gain (loss) on investments	(1.51)		1.28	(0.06)	(0.27)	1.35	1.53

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	(1.36)		1.46	0.17	(0.12)	1.65	1.70

Less distributions:

From net investment income	(0.23)		(0.18)	(0.24)	(0.23)	(0.37)	(0.22)

From net realized gain on investments	(1.32)		(3.40)	(3.31)	(1.25)	(1.14)	(0.87)

Return of capital	(0.43)		—	—	—	—	(0.01)

Total distributions	(1.98)		(3.58)	(3.55)	(1.48)	(1.51)	(1.10)

Net asset value at end of period	$8.89		$12.23	$14.35	$17.73	$19.33	$19.19

Total investment return (b)	(14.04%)		12.43%	—	(0.63%)	9.00%	9.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.42	% ††	1.36%	1.43%	0.77%	1.59%	0.84%

Net expenses	1.42	% ††(c)(d)	1.49%	1.54%	1.52%	1.54%	1.53%

Expenses (before reimbursement/waiver)	1.61	% ††(c)(d)	1.56%	1.56%	1.52%	1.54%	1.53%

Portfolio turnover rate	88%		82%	102%	53%	37%	38%

Net assets at end of period (in 000’s)	$2,527		$2,454	$2,965	$4,448	$4,353	$2,801

*	Prior to February 24, 2020, known as Class R.
#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay CBRE Real Estate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	June 1, 2019 through April 30,		Year ended May 31,				July 3, 2014^ through May 31,

Class R6	2020#		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.09		$15.99	$19.36	$20.96	$20.67	$20.11

Net investment income (loss)	0.26	(a)	0.32	0.37 (a)	0.30 (a)	0.42	0.17

Net realized and unrealized gain (loss) on investments	(1.80)		1.45	(0.08)	(0.30)	1.51	1.49

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—	—

Total from investment operations	(1.54)		1.77	0.29	0.00 ‡	1.93	1.66

Less distributions:

From net investment income	(0.30)		(0.27)	(0.35)	(0.35)	(0.50)	(0.29)

From net realized gain on investments	(1.32)		(3.40)	(3.31)	(1.25)	(1.14)	(0.80)

Return of capital	(0.44)		—	—	—	—	(0.01)

Total distributions	(2.06)		(3.67)	(3.66)	(1.60)	(1.64)	(1.10)

Net asset value at end of period	$10.49		$14.09	$15.99	$19.36	$20.96	$20.67

Total investment return (b)	(13.53%)		13.24%	0.69%	0.03%	9.76%	8.21%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06	% ††	2.05%	2.12%	1.47%	2.05%	0.86%††

Net expenses	0.76	% ††(c)(d)	0.83%	0.86%	0.86%	0.85%	0.86%††

Expenses (before waiver/reimbursement)	0.88	% ††(c)(d)	0.89%	0.86%	0.86%	0.85%	0.88%††

Portfolio turnover rate	88%		82%	102%	53%	37%	38%

Net assets at end of period (in 000’s)	$56,250		$79,327	$79,646	$42,574	$20,345	$13,575

^	Inception date.
#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Real Estate Fund (the “Fund”), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to the Voya Real Estate Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Voya Investments, LLC (“Voya”), an Arizona limited liability company served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on February 21, 2020. Upon the completion of reorganization, the Class A, Class C, Class I, Class R3 and Class R6 shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods through February 21, 2020, refer to the Predecessor Fund. See Note 10 for additional information.

The Fund currently has six classes of shares registered for sale. Class I shares commenced operations on December 31, 1996. Class A shares commenced operations on December 20, 2002. Class C shares commenced operations on January 17, 2003. Class R6 shares commenced operations on July 3, 2014. Investor Class and Class R3 shares commenced operations on February 24, 2020. Effective at the close of business on November 22, 2019, all outstanding Class O shares merged into Class A shares and Class P3 shares were liquidated. Effective at the close of business on February 21, 2020, Class R shares merged into Class R3 shares and Class W shares merged into Class I shares.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions. See Note 9 for additional information. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from May 31 to April 30.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of MainStay Funds Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

22	MainStay CBRE Real Estate Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

23

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least

24	MainStay CBRE Real Estate Fund

equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(I)  Real Estate Investments.  The Fund’s investments in the real estate sector have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. These risks include, among others, declines in the value of real estate, changes in local and general economic conditions, supply and demand, interest rates, changes in zoning laws, overbuilding, extended vacancies of properties, regulatory limitations on rents, losses due to environmental liabilities, property taxes and operating expenses. The Fund’s investments in real estate companies are particularly sensitive to economic downturns. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In June 2019, under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”) launched the common securitization platform (“CSP”) and began the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative is intended to maximize liquidity for both FNMA and FHLMC MBS in the “to-be-announced” (“TBA”) market. The CSP began issuing UMBS in June 2019. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Prior to February 24, 2020, Voya, an Arizona limited liability company, served as the Investment Adviser to the Fund. CBRE Clarion Securities LLC (“CBRE Clarion” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

Prior to February 24, 2020, under a previous Management Agreement, the Predecessor Fund paid Voya a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Predecessor Fund’s average daily net assets.

During the period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.78%.

Effective February 24, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.18%; Investor Class, 1.35%; Class C, 1.93%; Class I, 0.83%; Class R3, 1.43% and Class R6, 0.74%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 24, 2020, Voya had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.20%; Class C, 1.95%; Class I, 0.85%; Class R, 1.45%; Class R6, 0.76% and Class W, 0.95%.

During the period February 24, 2020 through April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $725,314

25

Notes to Financial Statements (continued)

and waived and/or reimbursed certain class specific expenses in the amount of $345,609 and paid the Subadvisor in the amount of $189,640.

For the period June 1, 2019 through February 23, 2020, Voya earned fees from the Fund in the amount of $2,166,370 and waived and/or reimbursed certain class specific expenses in the amount of $309,781.

Effective February 24, 2020, State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments. Prior to February 24, 2020, these services were provided by The Bank of New York Mellon (“BNY”).

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Effective February 24, 2020, pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the period February 24, 2020 through April 30, 2020, the Fund incurred shareholder service fees of $508.

Prior to February 24, 2020, each share class of the Predecessor Fund had a plan (each a “Predecessor Plan” and collectively, the “Predecessor Plans”), whereby the prior Distributor was reimbursed or compensated (depending on the class of shares) by the Predecessor Fund for expenses incurred in the distribution of the Predecessor Fund’s shares (“Distribution Fees”). Pursuant to the Predecessor Plans, the prior Distributor was entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of the Predecessor Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the prior Distributor. Under the Predecessor Plans, each class of shares of the Predecessor Fund, with the exception of Class I, Class P, Class P3, Class R6, and Class W, paid the prior Distributor a Distribution and/or Service Fees based on average daily net assets at the following annual rates: Class A shares 0.25%, Class C shares 1.00% and Class R shares 0.50%.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the period February 24, 2020 through April 30, 2020, were $627 and $27, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the period February 24, 2020 through April 30, 2020, of $283.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective February 24, 2020 New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period February 24, 2020 to April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$105,889	$—
Investor Class	26	—
Class C	16,682	—
Class I	172,138	—
Class R3	1,792	—
Class R6	503	—

26	MainStay CBRE Real Estate Fund

Prior to February 24, 2020, these services were provided by BNY. The transfer agent expenses incurred by the Fund and any applicable waivers for the period June 1, 2019 through February 23, 2020 were as follows:

Class	Expense	Waived
Class A	$103,554	$—
Class C	11,646	—
Class I	98,482	—
Class W	19,265	—
Class R	2,587	—
Class R6	3,019	3,019

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$38,512	$(37,029)	$—	$—	$1,483	$2	$—	1,483

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Investor Class	$18,560	18.0%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$418,979,066	$77,261,521	$(34,793,753)	$42,467,768

As of April 30, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(21,121,106)	$(8,404,507)	$42,458,221	$12,932,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current period reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2020 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(11,548,875)	$11,548,875

The reclassifications for the Fund are primarily due to merger-related tax adjustments.

As of April 30, 2020, for federal income tax purposes, capital loss carryforwards of $21,121,106 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$21,121	$—

During the period ended April 30, 2020 and the years ended May 31, 2019 and May 31, 2018, the tax character of distributions paid was as follows:

	2020	2019 (a)	2018 (b)

Distributions paid from:
Ordinary Income	$8,694,492	$7,797,337	$16,954,703
Long-Term Capital Gain	33,220,524	109,707,907	181,262,103
Tax Return of Capital	11,459,429	—	—
Total	$53,374,445	$117,505,244	$198,216,806

(a)	Reflects the period January 1, 2018 to May 31, 2019.

(b)	Reflects the period January 1, 2017 to December 31, 2017.

27

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Prior to February 24, 2020, these services were provided by BNY. The services provided by BNY are a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,767 for the period June 1, 2019 through February 23, 2020.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective February 24, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

Prior to February 24, 2020, the Predecessor Fund had entered into a 364-day unsecured committed revolving line of credit agreement with BNY for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds were to be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Predecessor Fund or certain other funds managed by the previous Investment Adviser. The funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

For the period June 1, 2019 through February 23, 2020 the Fund utilized the line of credit for 14 days, maintained an average daily balance of $3,436,500 at a weighted average interest rate of 2.59%and incurred interest expense in the amount of $3,455. As of April 30, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $356,323 and $484,997, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2020 and years ended May 31, 2019 and May 31, 2018, were as follows:

Class A	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	1,279,592	$14,459,791
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	10,862,553	132,240,719
Shares issued to shareholders in reinvestment of distributions	1,170,854	12,886,821
Shares redeemed	(3,865,185)	(42,186,914)

Net increase (decrease) in shares outstanding before conversion	9,447,814	117,400,417
Shares converted into Class A (See Note 1)	76,971	986,054
Shares converted from Class A (See Note 1)	(28,491)	(250,924)

Net increase (decrease)	9,496,294	$118,135,547

Year ended May 31, 2019:
Shares sold	2,965,027	$40,136,779
Shares issued to shareholders in reinvestment of distributions	1,832,255	21,201,439
Shares redeemed	(3,217,267)	(42,408,705)

Net increase (decrease)	1,580,015	$18,929,513

Year ended May 31, 2018:
Shares sold	1,120,655	$18,030,201
Shares issued to shareholders in reinvestment of distributions	1,150,759	17,933,568
Shares redeemed	(4,267,508)	(70,379,858)

Net increase (decrease)	(1,996,094)	$(34,416,089)

Investor Class	Shares	Amount

Period ended April 30, 2020 (b):
Shares sold	5,227	$55,122
Shares issued to shareholders in reinvestment of distributions	28	232

Net increase (decrease) in shares outstanding before conversion	5,255	55,354
Shares converted into Investor Class (See Note 1)	6,241	55,033

Net increase (decrease)	11,496	$110,387

28	MainStay CBRE Real Estate Fund

Class C	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	53,330	$700,758
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	1,778,849	24,032,600
Shares issued to shareholders in reinvestment of distributions	91,984	1,119,154
Shares redeemed	(646,944)	(7,571,941)

Net increase (decrease) in shares outstanding before conversion	1,277,219	18,280,571
Shares converted from Class C (See Note 1)	(6,901)	(72,969)

Net increase (decrease)	1,270,318	$18,207,602

Year ended May 31, 2019:
Shares sold	150,093	$1,909,696
Shares issued to shareholders in reinvestment of distributions	162,526	2,050,944
Shares redeemed	(351,064)	(4,983,427)

Net increase (decrease)	(38,445)	$(1,022,787)

Year ended May 31, 2018:
Shares sold	96,294	$1,610,197
Shares issued to shareholders in reinvestment of distributions	162,379	2,693,605
Shares redeemed	(562,322)	(9,673,702)

Net increase (decrease)	(303,649)	$(5,369,900)

Class I	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	2,855,713	$38,263,825
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	14,928,722	212,295,388
Shares issued to shareholders in reinvestment of distributions	1,766,919	22,773,079
Shares redeemed	(10,196,442)	(126,175,668)

Net increase in shares outstanding before conversion	9,354,912	147,156,624
Shares converted into Class I (See Note 1)	1,044,599	14,780,362

Net increase (decrease)	10,399,511	$161,936,986

Year ended May 31, 2019:
Shares sold	2,221,379	$32,219,821
Shares issued to shareholders in reinvestment of distributions	2,956,600	39,218,327
Shares redeemed	(12,890,706)	(199,210,519)

Net increase (decrease)	(7,712,727)	$(127,772,371)

Year ended May 31, 2018:
Shares sold	4,953,011	$87,255,688
Shares issued to shareholders in reinvestment of distributions	3,890,920	67,158,553
Shares redeemed	(26,720,979)	(476,764,434)

Net increase (decrease)	(17,877,048)	$(322,350,193)

Class O (c)	Shares	Amount

Period ended April 30, 2020 :
Shares sold	574	$7,701
Shares issued to shareholders in reinvestment of distributions	901	11,489
Shares redeemed	(1,541)	(19,997)

Net increase in shares outstanding before conversion	(66)	(807)
Shares converted from Class O (See Note 1)	(69,360)	(913,477)

Net increase (decrease)	(69,426)	$(914,284)

Year ended May 31, 2019:
Shares sold	24,037	$359,109
Shares issued to shareholders in reinvestment of distributions	16,489	191,373
Shares redeemed	(1,979,386)	(27,747,247)

Net increase (decrease)	(1,938,860)	$(27,196,765)

Year ended May 31, 2018:
Shares sold	454,349	$6,947,587
Shares issued to shareholders in reinvestment of distributions	11,051	171,384
Shares redeemed	(372,743)	(5,874,040)

Net increase (decrease)	92,657	$1,244,931

Class P3 (d)	Shares	Amount

Period ended April 30, 2020 :
Shares sold	— ^	$(3,282)
Shares issued to shareholders in reinvestment of distributions	1	(676)
Shares redeemed	(238)	— *

Net increase (decrease)	(237)	$(3,958)

Period ended May 31, 2019 (e):
Shares sold	186	$3,000
Shares issued to shareholders in reinvestment of distributions	51	676

Net increase (decrease)	237	$3,676

29

Notes to Financial Statements (continued)

Class W (f)	Shares	Amount

Period ended April 30, 2020 :
Shares sold	104,784	$1,872,287
Shares issued to shareholders in reinvestment of distributions	106,712	1,769,915
Shares redeemed	(401,959)	(7,007,707)

Net increase (decrease) in shares outstanding before conversion	(190,463)	(3,365,505)
Shares converted from Class W (See Note 1)	(813,053)	(14,584,079)

Net increase (decrease)	(1,003,516)	$(17,949,584)

Year ended May 31, 2019:
Shares sold	175,673	$3,030,565
Shares issued to shareholders in reinvestment of distributions	260,533	4,210,664
Shares redeemed	(819,733)	(14,017,042)

Net increase (decrease)	(383,527)	$(6,775,813)

Year ended May 31, 2018:
Shares sold	165,682	$3,410,044
Shares issued to shareholders in reinvestment of distributions	274,562	5,531,624
Shares redeemed	(1,119,572)	(23,573,248)

Net increase (decrease)	(679,328)	$(14,631,580)

Class R3 (g)	Shares	Amount

Period ended April 30, 2020 :
Shares sold	52,424	$597,248
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	123,116	1,486,187
Shares issued to shareholders in reinvestment of distributions	20,361	223,752
Shares redeemed	(112,370)	(1,269,388)

Net increase (decrease)	83,531	$1,037,799

Year ended May 31, 2019:
Shares sold	94,242	$1,190,537
Shares issued to shareholders in reinvestment of distributions	30,817	355,082
Shares redeemed	(131,034)	(1,687,215)

Net increase (decrease)	(5,975)	$(141,596)

Year ended May 31, 2018:
Shares sold	98,868	$1,588,160
Shares issued to shareholders in reinvestment of distributions	23,984	371,513
Shares redeemed	(167,138)	(2,756,361)

Net increase (decrease)	(44,286)	$(796,688)

Class R6	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	1,023,400	$14,069,509
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	452,467	6,436,845
Shares issued to shareholders in reinvestment of distributions	924,406	12,038,717
Shares redeemed	(2,668,546)	(29,672,559)

Net increase (decrease)	(268,273)	$2,872,512

Year ended May 31, 2019:
Shares sold	813,449	$11,884,842
Shares issued to shareholders in reinvestment of distributions	1,300,167	17,224,707
Shares redeemed	(1,463,528)	(21,318,274)

Net increase (decrease)	650,088	$7,791,275

Year ended May 31, 2018:
Shares sold	3,131,307	$59,992,011
Shares issued to shareholders in reinvestment of distributions	940,321	16,135,065
Shares redeemed	(1,290,033)	(22,587,277)

Net increase (decrease)	2,781,595	$53,539,799

^	Less than one share.
*	Less than one dollar.
(a)	The Fund changed its fiscal year end from May 31 to April 30.
(b)	The inception date of the class was February 24, 2020.
(c)	Class O converted to Class A on November 22, 2019.
(d)	Class P3 liquidated on November 22, 2019.
(e)	The inception date of the class was June 4, 2018.
(f)	Class W converted to Class I on February 21, 2020.
(g)	Prior to February 24, 2020, known as Class R.

Note 10–Fund Acquisition

At a special meeting held on February 6, 2020, the shareholders of the Voya Real Estate Fund approved the reorganization providing for the acquisition of the assets and assumption of liabilities of the Voya Real Estate Fund in exchange for shares of the Fund, followed by the complete liquidation of the Voya Real Estate Fund. The reorganization was completed on February 21, 2020. The shareholders of Voya Real Estate Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on February 21, 2020.

Additionally, at a special meeting held on February 6, 2020, the shareholders of the Voya Global Real Estate Fund approved the reorganization providing for the acquisition of the assets and assumption of liabilities of the Voya Global Real Estate Fund in exchange for shares of the Fund, followed by the complete liquidation of the Voya Global Real Estate Fund. The reorganization was completed on February 21, 2020. The shareholders of Voya Global Real Estate Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on February 21, 2020.

As described in Note 1, the Fund is successor to the Voya Real Estate Fund, therefore the financial statements of the Fund reflect the historical results of the Predecessor Fund through its reorganization. As such, the acquisition of the Predecessor Fund is not reflected in the Statements of Changes in Net Assets and not presented in the chart below. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition of Voya Global Real Estate Fund. The aggregate net assets of the Fund immediately before the reorganization were $348,527,828 and the combined net assets after the reorganization were $725,019,567.

30	MainStay CBRE Real Estate Fund

The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the reorganization:

	Before Reorganization		After Reorganization
	Voya Global Real Estate Fund	MainStay CBRE Real Estate Fund	MainStay CBRE Real Estate Fund
Net Assets:
Class A	$132,240,719	$86,912,500	$219,153,219
Class C	$24,032,600	$8,188,352	$32,220,952
Class I	$164,108,502	$145,142,140	$309,250,642
Class R3*	$1,486,187	$2,116,508	$3,602,695
Class R6	$6,436,845	$91,584,249	$98,021,094
Class W**	$48,186,886	$14,584,079	$62,770,965
Shares Outstanding:
Class A	9,990,267	7,139,167	18,001,720
Class C	2,489,035	606,085	2,384,934
Class I	12,426,651	10,206,418	21,746,614
Class R3*	113,055	175,332	298,448
Class R6	487,598	6,437,756	6,890,223
Class W**	3,634,262	813,054	4,414,087
Net Asset Value Per Share Outstanding:
Class A	$13.24	$12.17	$12.17
Class C	$9.66	$13.51	$13.51
Class I	$13.21	$14.22	$14.22
Class R3*	$13.15	$12.07	$12.07
Class R6	$13.20	$14.23	$14.23
Class W**	$13.26	$17.94	$14.22
Total distributable earnings (loss)	$74,730,316	$127,231,327	$201,764,866

*	Prior to February 24, 2020, known as Class R.
**	Class W converted to Class I on February 21, 2020.

Assuming the reorganization had been completed on May 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended April 30, 2020, are as follows (Unaudited):

Net investment income (loss)	$9,786,523
Net realized and unrealized gain (loss)	(1,586,749)
Net change in net assets resulting from operations	$8,199,774

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Voya Global Real Estate Fund that have been included in the Fund’s Statement of Operations since February 21, 2020.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Voya Global Real Estate Fund, in the amount of $299,158,351 was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards

Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Notes to Financial Statements (continued)

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

32	MainStay CBRE Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay CBRE Real Estate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2020, the related statements of operations for the period June 1, 2019 through April 30, 2020 and the year ended May 31, 2019, the statements of changes in net assets for the period June 1, 2019 through April 30, 2020 and each of the years in the two-year period ended May 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the period June 1, 2019 through April 30, 2020 and each of the years in the five-year period ended May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the period June 1, 2019 through April 30, 2020 and the year ended May 31, 2019, the changes in its net assets for the period June 1, 2019 through April 30, 2020 and each of the years in the two-year period ended May 31, 2019, and the financial highlights for the period June 1, 2019 through April 30, 2020 and each of the years in the five-year period ended May 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 24, 2020

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The Management Agreement with respect to the MainStay CBRE Real Estate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Clarion Securities, LLC (“CBRE Clarion”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its October 2-3, 2019 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, approved each of the Advisory Agreements for an initial two-year period.

In reaching the decision to approve each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE Clarion in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between September 2019 and October 2019, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE Clarion (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by New York Life Investments and CBRE Clarion in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and CBRE Clarion; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and CBRE Clarion from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from CBRE Clarion personnel, including certain members of the proposed portfolio management team. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and CBRE Clarion with respect to the Fund. The Board’s conclusions with respect to the proposed Management Agreement were based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the management agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.

34	MainStay CBRE Real Estate Fund

Nature, Extent and Quality of Services to be Provided by New York Life Investments and CBRE Clarion

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE Clarion and ongoing analysis of, and interactions with, CBRE Clarion with respect to, among other things, Fund investment performance and risk as well as CBRE Clarion’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis to be provided by compliance and investment personnel. The Board noted that certain non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that CBRE Clarion proposed to provide to the

Fund. The Board evaluated CBRE Clarion’s experience in managing other portfolios, including a mandate with investment strategies similar to those of the Fund, and CBRE Clarion’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE Clarion, and CBRE Clarion’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and CBRE Clarion believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by CBRE Clarion. The Board reviewed CBRE Clarion’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund would likely benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and CBRE Clarion’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment process, strategies and risks. Additionally, the Board considered the historical performance of an investment portfolio with similar investment strategies as those of the Fund and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by CBRE Clarion.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and CBRE Clarion

The Board considered the anticipated costs of the services to be provided by New York Life Investments and CBRE Clarion under each of the Advisory Agreements and the profits expected to be realized by New York Life Investments and its affiliates and CBRE Clarion due to their relationships with the Fund. The Board considered that CBRE Clarion’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee would be paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and CBRE Clarion and the expected profits to be realized by New York Life Investments and its affiliates and CBRE Clarion, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund. The Board considered the financial resources of New York Life Investments and CBRE Clarion and acknowledged that New York Life Investments and CBRE Clarion must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE Clarion to be able to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the annual fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of relationship with the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s expected profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable, the Board concluded that the annual profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE Clarion due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to CBRE Clarion from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to CBRE Clarion in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE Clarion and its affiliates and New York Life Investments and its affiliates, and considered the planned strategic partnership to be entered into by New York Life Investments and CBRE Clarion that would relate to certain products, including the Fund. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services to be provided to the Fund. The Board observed that, in addition to fees to be earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the anticipated profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE Clarion, the Board considered that any profits realized by CBRE Clarion due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and CBRE Clarion, acknowledging that any such profits would be based on fees paid to CBRE Clarion by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fee to be paid to CBRE Clarion would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and/or CBRE Clarion on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund. The Board considered the similarities and differences in the fee schedules of the Fund and these similarly-managed funds, taking into account the rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment

36	MainStay CBRE Real Estate Fund

companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of voluntary waivers and expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees would be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.

The Board considered that, because the Fund’s transfer agent fees would be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees may comprise total expenses of the Fund’s share classes. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including the imposition of a contractual limitation on transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service

Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Fund’s proposed management fees and estimated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding each of the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services.

Based on this information, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund’s proposed expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, voted to approve each of the Advisory Agreements.

37

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

38	MainStay CBRE Real Estate Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $36,227,091 as long term capital gain distributions.

The dividends paid by the Fund during the fiscal period ended April 30, 2020 should be multiplied by 0.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal period end April  30, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	75	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay CBRE Real Estate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	75	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
				State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

41

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay CBRE Real Estate Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1856716 MS086-20	MSCBRE11-06/20 (NYLIM) NL480

MainStay MacKay Intermediate

Tax Free Bond Fund

Message from the President and Annual Report

April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@ nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The recent reporting period was one that few will forget, marked as it was by the emergence of the novel coronavirus, which causes the disease known as COVID-19. In barely three months, the virus spread into a global pandemic that sharply curtailed global economic activity in March and April 2020.

Before the virus appeared, financial markets faced challenges, but despite international trade tensions and the ongoing drama of the U.K.’s slow movement toward an exit from the European Union, the longest bull market in U.S. history charged ahead to the end of 2019 with most other market sectors enjoying gains as well. The new year appeared to start on a similarly positive note with the signing of both an initial United States-China trade agreement and the United States-Mexico-Canada Agreement on regional trade. However, in late December and early January, ominous indications of the new viral outbreak in Wuhan, China began to emerge.

On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China; thousands in Italy, South Korea and the United States; and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. Municipal market volatility surged as liquidity declined, with high-yield municipal bonds experiencing extreme price swings. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

The municipal bond market generally lost ground during the reporting period, with higher-grade securities tending to outperform their lower-grade counterparts. While we believe that some industry sectors are likely to suffer continuing distress as a result of the pandemic, we also believe that the impact will vary from sector to sector and region to region, heightening the importance of informed security selection in the months ahead.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide MainStay investors with world class investment solutions in the current environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges Excluding sales charges	6/28/2019	–5.88 –1.44%	0.88 0.88%
Investor Class Shares	Maximum 4.50% Initial Sales Charge	With sales charges Excluding sales charges	6/28/2019	–5.99 –1.56	1.03 1.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/28/2019	–2.73 –1.76	1.28 1.28
Class I Shares	No Sales Charge		6/28/2019	–1.35	0.63
Class R6 Shares	No Sales Charge		6/28/2019	–1.32	0.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception

Bloomberg Barclays Municipal 1-15 Yr Blend Index[3]	0.72%
Morningstar Municipal National Intermediate Category Average[4]	–1.06

3.

The Bloomberg Barclays Municipal 1-15 Yr Blend Index is the Fund’s primary broad-based securities-market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

4.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Intermediate Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Intermediate Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$968.40	$3.77	$1,021.03	$3.87	0.77%

Investor Class Shares	$1,000.00	$967.60	$3.82	$1,020.93	$3.97	0.79%

Class C Shares	$1,000.00	$966.40	$5.04	$1,019.74	$5.17	1.03%

Class I Shares	$1,000.00	$968.50	$2.59	$1,022.23	$2.66	0.53%

Class R6 Shares	$1,000.00	$968.70	$2.45	$1,022.38	$2.51	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

Illinois	11.6%

California	6.7

Texas	5.2

Pennsylvania	4.9

Florida	4.6

Georgia	4.3

New Jersey	4.1

New Mexico	3.9

New York	3.8

Washington	3.7

Utah	3.4

Connecticut	3.1

Nevada	3.1

Minnesota	3.0

Mississippi	3.0

Michigan	2.9

Missouri	2.6

Massachusetts	2.3

Louisiana	2.1

Ohio	2.1%

Indiana	2.0

Maryland	2.0

Nebraska	1.9

Guam	1.7

Kansas	1.4

Arizona	1.3

Idaho	1.3

Puerto Rico	1.2

New Hampshire	1.0

North Carolina	1.0

Oklahoma	1.0

Colorado	0.8

Alabama	0.5

Virginia	0.2

Other Assets, Less Liabilities	2.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project, Revenue Bonds, 5.00%, due 1/1/34

2.	State of Minnesota, Unlimited General Obligation, 5.00%, due 10/1/29

3.	Shenandoah Valley School District, Limited General Obligation, 4.00%, due 8/1/27

4.	Village of Mundelein IL, Unlimited General Obligation, 4.00%, due 12/15/25–12/15/39

5.	Commonwealth Of Massachusetts, Limited General Obligation, 5.00%, due 12/1/36
6.	Etowah Water & Sewer Authority, Revenue Bonds, 4.00%, due 3/1/34

7.	City of Shreveport LA, Water & Sewer, Revenue Bonds, 5.00%, due 12/1/32

8.	California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds, 5.00%, due 5/15/36

9.	Nevada Housing Division, Single Family Mortgage Program, Revenue Bonds, 4.00%, due 10/1/49

10.	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds, 3.75%, due 1/1/50

8	MainStay MacKay Intermediate Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Intermediate Tax Free Bond Fund perform relative to its benchmark and peer group from its inception June 28, 2019, through April 30, 2020?

From June 28, 2019, through April 30, 2020, Class I shares of MainStay MacKay Intermediate Tax Free Bond Fund returned –1.35%, underperforming the 0.72% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. Over the same period, Class I shares also underperformed the –1.06% return of the Morningstar Muni National Intermediate Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund underperformed the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend primarily due credit positioning, including an underweight allocation to bonds rated AAA,2 and credit selection among bonds from Washington and California. Across sectors, the largest detractor from relative performance was security selection in the special tax sector.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy, the financial markets and, of course, our personal lives. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007–2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments and higher education, are likely to be the most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

As always, the team continues to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures to maintain a neutral duration4 relative to the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. The hedge detracted from the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

As mentioned above, the Fund used an interest rate hedge employing U.S. Treasury futures to help remain within a tight band of the benchmark’s duration. As of April 30, 2020, the Fund’s modified duration to worst5 was 4.45 years while the benchmark’s modified duration to worst was 4.25 years.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bonds in the local general obligation, water/sewer and appropriation sectors made positive contributions to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.) Conversely, investments in the special tax, state general obligation and education sectors detracted from relative returns.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

The Fund made no significant sector weighting changes during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend in the local general obligation, hospital and housing sectors, and relatively underweight exposure to the state general obligation, transportation and prerefunded/ETM (escrowed to maturity) sectors. In addition, the Fund held overweight exposure to bonds from Illinois, and underweight exposure to bonds from New York and California. Regarding credit quality, the Fund held moderate exposure to bonds rated below investment grade. Finally the Fund maintained a barbell strategy with respect to the yield curve,6 holding greater-than-benchmark weights at both the short end of the maturity spectrum and beyond ten years, while holding less-than-benchmark exposure to bonds maturing between two and ten years.

6.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Intermediate Tax Free Bond Fund

Portfolio of Investments April 30, 2020

	Principal Amount	Value
Municipal Bonds 97.7%† Long-Term Municipal Bonds 97.2%
Alabama 0.5%
Chilton County Health Care Authority, Chilton County Hospital Project, Revenue Bonds Series A 5.00%, due 11/1/28	$200,000	$230,004

Arizona 1.3%
Arizona Industrial Development Authority, Equitable School Revolving Fund, Revenue Bonds
Series A 5.00%, due 11/1/23	250,000	280,425
Series A 5.00%, due 11/1/25	340,000	400,605

		681,030

California 6.7%
ABAG Finance Authority for Nonprofit Corp., Windemere Ranch Infrastructure Financing Program, Special Tax Series A, Insured: AGM 5.00%, due 9/2/30	70,000	85,640
California Municipal Finance Authority, UCR North District Phase 1 Student Housing Project, Revenue Bonds Insured: BAM 5.00%, due 5/15/26	500,000	557,395
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds Insured: BAM 5.00%, due 5/15/36	1,000,000	1,083,070
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds Series D 5.00%, due 5/15/32 (a)	650,000	762,957
South Bay Union School District / San Diego County, Unlimited General Obligation (zero coupon), due 8/1/22	1,000,000	971,380

		3,460,442

Colorado 0.8%
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2 5.00%, due 8/1/32	110,000	123,239
Series A-2 5.00%, due 8/1/33	90,000	100,262

	Principal Amount	Value
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds (continued)
Series A-1 5.00%, due 8/1/34	$75,000	$83,258
Series A-1 5.00%, due 8/1/35	105,000	116,020

		422,779

Connecticut 3.1%
City of Waterbury CT, Unlimited General Obligation Series A 5.00%, due 2/1/33	500,000	628,645
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds Series D-1 4.00%, due 11/15/49	500,000	541,565
University of Connecticut, Revenue Bonds Series A, Insured: BAM 5.00%, due 1/15/37	385,000	439,431

		1,609,641

Florida 4.6%
County of Osceola FL, Transportation, Revenue Bonds Series A-1 5.00%, due 10/1/31	350,000	414,330
Harbor Bay Community Development District, Special Assessment
Series A-1 3.10%, due 5/1/24	445,000	434,690
Series A-2 3.10%, due 5/1/24	365,000	357,207
Pinellas County Industrial Development Authority, Foundation for Global Understanding Project, Revenue Bonds 5.00%, due 7/1/29	600,000	606,990
State of Florida, State Board of Education, Public Education Capital Outlay, Unlimited General Obligation Series C 4.00%, due 6/1/30	500,000	525,450

		2,338,667

Georgia 4.3%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds Series A 5.00%, due 7/1/22	500,000	537,885
Etowah Water & Sewer Authority, Revenue Bonds Insured: BAM 4.00%, due 3/1/34	1,000,000	1,115,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Municipal Electric Authority of Georgia, Revenue Bonds Series A 5.00%, due 1/1/38	$500,000	$539,630

		2,192,585

Guam 1.7%
Guam Government, Business Privilege Tax, Revenue Bonds Series D 5.00%, due 11/15/27	365,000	373,713
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	500,000	511,215

		884,928

Idaho 0.8%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	370,000	394,583

Illinois 11.6%
Chicago Park District, Limited General Obligation Series C 5.00%, due 1/1/23	500,000	526,845
Chicago Park District, Limited Tax, Limited General Obligation Series B 5.00%, due 1/1/24	500,000	535,000
City of Chicago IL, Unlimited General Obligation Series A 5.00%, due 12/1/21	500,000	502,545
City of Chicago IL, Wastewater Transmission, Revenue Bonds Insured: AGM 5.00%, due 1/1/31	500,000	544,605
City of Monmouth IL, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/27	300,000	314,061
Kankakee County School District No. 111, Limited General Obligation Insured: BAM 4.00%, due 1/1/23	265,000	280,659
Peoria County Community Unit School District No. 323, Unlimited General Obligation 4.00%, due 4/1/28	250,000	289,215
Regional Transportation Authority, Revenue Bonds Series A, Insured: NATL-RE 5.50%, due 7/1/24	160,000	182,058

	Principal Amount	Value
Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds Series A 5.00%, due 1/1/29	$500,000	$570,915
Sangamon County School District, Unlimited General Obligation Series C, Insured:AGM 5.00%, due 6/1/29	555,000	688,672
Southwestern Illinois Development Authority, Revenue Bonds 4.00%, due 4/15/33	250,000	285,497
Village of Mundelein IL, Unlimited General Obligation
Insured: AGM 4.00%, due 12/15/25	210,000	236,298
Insured: AGM 4.00%, due 12/15/26	345,000	394,221
Insured: AGM 4.00%, due 12/15/27	300,000	346,257
Insured: AGM 4.00%, due 12/15/39	250,000	272,608

		5,969,456

Indiana 2.0%
City of Fort Wayne IN, Waterworks Utility Revenue, Revenue Bonds Series A 0.05%, due 12/1/39	1,275,000	713,057
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds 5.125%, due 8/15/27	300,000	302,304

		1,015,361

Kansas 1.4%
Wichita Health Care Facilities, Presbyterian Manors Obligated Group, Revenue Bonds
4.00%, due 5/15/20	250,000	249,905
4.00%, due 5/15/21	450,000	444,465

		694,370

Louisiana 2.1%
City of Shreveport LA, Water & Sewer, Revenue Bonds Series B, Insured: BAM 5.00%, due 12/1/32	920,000	1,090,163

Maryland 2.0%
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series C 3.50%, due 3/1/50	500,000	522,625

12	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Montgomery County Housing Opportunities Commission Program, Revenue Bonds Series A 4.00%, due 7/1/49	$490,000	$525,275

		1,047,900

Massachusetts 2.3%
Commonwealth of Massachusetts, Limited General Obligation Series J 5.00%, due 12/1/36	1,000,000	1,193,910

Michigan 2.9%
Great Lakes Water Authority, Water Supply System, Revenue Bonds Series A 5.00%, due 7/1/28	800,000	979,384
Leland Public School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/25	355,000	396,354
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series B 5.00%, due 7/1/31	100,000	107,324

		1,483,062

Minnesota 3.0%
State of Minnesota, Unlimited General Obligation Series A 5.00%, due 10/1/29	1,220,000	1,522,597

Mississippi 3.0%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project, Revenue Bonds Series A 5.00%, due 1/1/34	1,310,000	1,527,132

Missouri 2.6%
Missouri Public Utilities Commission, Interim Construction Notes, Revenue Notes Series 2019 1.50%, due 3/1/21	500,000	500,610
St. Louis Airport Revenue, St. Louis Lambert International Airport, Revenue Bonds Series B 5.00%, due 7/1/36 (a)	725,000	812,319

		1,312,929

	Principal Amount	Value
Nebraska 1.9%
Central Plains Energy, Project No. 4, Revenue Bonds 5.00%, due 3/1/50 (b)	$900,000	$971,397

Nevada 3.1%
Nevada Housing Division, Single Family Mortgage Program, Revenue Bonds Series B, Insured: GNMA/FNMA/FHLMC 4.00%, due 10/1/49	995,000	1,066,043
Sparks Tourism Improvement District No. 1, Revenue Bonds Series A 2.75%, due 6/15/28 (c)	600,000	548,454

		1,614,497

New Hampshire 1.0%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds Series A 4.00%, due 4/1/30 (a)	500,000	529,630

New Jersey 4.1%
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds 5.125%, due 9/15/23 (a)	250,000	249,102
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds Series K, Insured: AMBAC 5.25%, due 12/15/20	750,000	758,880
State of New Jersey, General Obligation Unlimited Notes Series A 4.00%, due 9/25/20 (c)	500,000	500,015
State of New Jersey, Unlimited General Obligation 5.00%, due 6/1/39	500,000	577,315

		2,085,312

New Mexico 3.9%
New Mexico Hospital Equipment Loan Council, First Mortgage Entrance Fee, La Vida Expansion Project, Revenue Bonds Series C 2.25%, due 7/1/23	750,000	698,295
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Class I, Series D, Insured: GNMA/FNMA/FHLMC 3.75%, due 1/1/50	995,000	1,055,655

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Mexico (continued)
Santa Fe Retirement Facilities Revenue, El Castillo Retirement Project, Revenue Bonds Series B-2 2.25%, due 5/15/24	$300,000	$271,545

		2,025,495

New York 3.8%
Albany Capital Resource Corp., Albany Leadership Charter School for Girls Project, Revenue Bonds 4.00%, due 6/1/29	500,000	470,835
City of Yonkers, General Obligation Limited Notes 2.00%, due 6/29/20	500,000	500,315
Metropolitan Transportation Authority, Climate Bond Certified, Revenue Bonds Series A-1 5.00%, due 11/15/29	500,000	502,575
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds Class 1 2.45%, due 9/15/69	500,000	468,270

		1,941,995

North Carolina 1.0%
North Carolina State Housing Finance Agency, Revenue Bonds Series 42, Insured: GNMA/FNMA 4.00%, due 1/1/50	500,000	536,050

Ohio 2.1%
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds Series D 2.875%, due 2/1/26	250,000	234,675
Ohio Higher Educational Facility Commission, Ohio Wesleyan University 2019 Project, Revenue Bonds 5.00%, due 10/1/21	550,000	579,887
West Carrollton City School District, Unlimited General Obligation Series A 4.00%, due 12/1/21	250,000	261,970

		1,076,532

Oklahoma 1.0%
Oklahoma Housing Finance Agency, Single Family Mortgage Program, Revenue Bonds Series A Insured: GNMA/FNMA/FHLMC 4.00%, due 9/1/49	490,000	525,295

	Principal Amount	Value
Pennsylvania 4.9%
County of Beaver PA, Unlimited General Obligation Insured: BAM 5.00%, due 4/15/25	$350,000	$395,829
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds 5.00%, due 12/1/29	190,000	183,954
Shenandoah Valley School District, Limited General Obligation Insured: AGM 4.00%, due 8/1/27	1,185,000	1,373,332
Stroudsburg Area School District, Limited General Obligation Series B, Insured: AGM 4.00%, due 6/1/30	250,000	283,730
Warrior Run School District, Montour Northumberland Union County, Limited General Obligation Insured: AGM 4.00%, due 9/1/36	255,000	274,541

		2,511,386

Puerto Rico 1.2%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 7/1/35	100,000	100,920
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A-1 4.50%, due 7/1/34	500,000	488,270

		589,190

Texas 5.2%
Alpine Independent School District, Unlimited General Obligation Insured: PSF-GTD 4.00%, due 2/15/31	570,000	659,114
Arlington Higher Education Finance Corp., Revenue Bonds Series A, Insured: PSF-GTD 5.00%, due 8/15/26	200,000	239,774
City of Irving TX, Hotel Occupancy Tax, Revenue Bonds 5.00%, due 8/15/24	200,000	204,130
City of San Antonio Electric & Gas Systems, Revenue Bonds 4.00%, due 2/1/34	250,000	273,645
Lancaster Independent School District / TX, Unlimited General Obligation Insured: BAM 5.00%, due 2/15/26	250,000	290,305

14	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Department of Housing & Community Affairs, Revenue Bonds Series A Insured: GNMA 4.00%, due 3/1/50	$900,000	$974,673

		2,641,641

Utah 3.4%
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds
Series A, Insured: UT CSCE 5.00%, due 4/15/25	135,000	156,661
Series A, Insured: UT CSCE 5.00%, due 4/15/28	200,000	247,522
Series A, Insured: UT CSCE 5.00%, due 4/15/29	185,000	232,645
Utah Housing Corp., Revenue Bonds Series G-G2, Insured: GNMA 4.50%, due 7/21/49	3,491	3,704
Utah Infrastructure Agency, Revenue Bonds Series A 5.00%, due 10/15/28	460,000	473,809
Utah Infrastructure Agency, Telecommunication, Revenue Bonds 5.00%, due 10/15/27	250,000	258,747
Utah Transit Authority, Sales Tax, Revenue Bonds Series C, Insured: AGM 5.25%, due 6/15/27	300,000	371,052

		1,744,140

Virginia 0.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series C, Insured: AGM 5.00%, due 10/1/30	100,000	107,544

Washington 3.7%
Lewis County School District No. 226, Unlimited General Obligation Insured: School Bond Guaranty 4.00%, due 12/1/28	390,000	442,833
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds 5.00%, due 7/1/37	1,000,000	1,033,770

	Principal Amount	Value
Washington (continued)
Washington State Housing Finance Commission, Transforming Age Projects, Revenue Bonds Series B 2.375%, due 1/1/26 (c)	$500,000	$435,315

		1,911,918

Total Long-Term Municipal Bonds (Cost $51,097,346)		49,883,561

Short-Term Municipal Note 0.5%
Idaho 0.5%
Idaho Health Facilities Authority, Trinity Health Credit Group, Revenue Bonds Series 2013ID 1.05%, due 12/1/48 (d)	250,000	250,000

Total Short-Term Municipal Notes (Cost $250,000)		250,000

Total Investments (Cost $51,347,346)	97.7%	50,133,561
Other Assets, Less Liabilities	2.3	1,198,145
Net Assets	100.0%	$51,331,706

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (continued)

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
10-Year United States Treasury Note	(40)	June 2020	$(5,308,658)	$(5,562,500)	$(253,842)

1.	As of April 30, 2020, cash in the amount of $80,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

PSF-GTD—Permanent School Fund Guaranteed

UT CSCE—Utah Charter School Credit Enhancement Program

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$49,883,561	$—	$49,883,561
Short-Term Municipal Notes	—	250,000	—	250,000

Total Investments in Securities	$—	$50,133,561	$—	$50,133,561

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(253,842)	$—	$—	$(253,842)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020

Assets
Investment in securities, at value (identified cost $51,347,346)	$50,133,561
Cash	1,207,006
Cash collateral on deposit at broker for futures contracts	80,000
Receivables:
Interest	603,153
Investment securities sold	376,309
Manager (See Note 3)	15,935
Other assets	31,472

Total assets	52,447,436

Liabilities
Payables:
Investment securities purchased	1,071,807
Fund shares redeemed	12,302
Shareholder communication	8,365
Transfer agent (See Note 3)	8,182
Professional fees	4,969
Custodian	4,617
Variation margin on futures contracts	3,750
Trustees	169
NYLIFE Distributors (See Note 3)	66
Accrued expenses	1,503

Total liabilities	1,115,730

Net assets	$51,331,706

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,319
Additional paid-in capital	53,165,526

53,170,845
Total distributable earnings (loss)	(1,839,139)

Net assets	$51,331,706

Class A
Net assets applicable to outstanding shares	$135,780

Shares of beneficial interest outstanding	14,066

Net asset value per share outstanding	$9.65
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.11

Investor Class
Net assets applicable to outstanding shares	$33,519

Shares of beneficial interest outstanding	3,473

Net asset value per share outstanding	$9.65
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.11

Class C
Net assets applicable to outstanding shares	$78,727

Shares of beneficial interest outstanding	8,157

Net asset value and offering price per share outstanding	$9.65

Class I
Net assets applicable to outstanding shares	$51,059,009

Shares of beneficial interest outstanding	5,290,714

Net asset value and offering price per share outstanding	$9.65

Class R6
Net assets applicable to outstanding shares	$24,671

Shares of beneficial interest outstanding	2,556

Net asset value and offering price per share outstanding	$9.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the period June 28, 2019 (inception date) through April 30, 2020

Investment Income (Loss)
Income
Interest	$898,882

Expenses
Manager (See Note 3)	171,891
Offering (See Note 2)	77,531
Professional fees	62,022
Custodian	16,214
Registration	15,352
Shareholder communication	11,203
Transfer agent (See Note 3)	9,611
Trustees	1,127
Distribution/Service—Class A (See Note 3)	96
Distribution/Service—Investor Class (See Note 3)	53
Distribution/Service—Class C (See Note 3)	150
Miscellaneous	11,766

Total expenses before waiver/reimbursement	377,016
Expense waiver/reimbursement from Manager (See Note 3)	(150,406)

Net expenses	226,610

Net investment income (loss)	672,272

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	148,854
Futures transactions	(51,802)

Net realized gain (loss) on investments and futures transactions	97,052

Net change in unrealized appreciation (depreciation) on:
Investments	(1,213,785)
Futures contracts	(253,842)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,467,627)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,370,575)

Net increase (decrease) in net assets resulting from operations	$(698,303)

18	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period June 28, 2019 (inception date) through April 30, 2020

2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$672,272
Net realized gain (loss) on investments and futures transactions	97,052
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,467,627)

Net increase (decrease) in net assets resulting from operations	(698,303)

Distributions to shareholders:
Class A	(902)
Investor Class	(515)
Class C	(599)
Class I	(1,138,280)
Class R6	(568)

Total distributions to shareholders	(1,140,864)

Capital share transactions:
Net proceeds from sale of shares	52,586,140
Net asset value of shares issued to shareholders in reinvestment of distributions	1,140,649
Cost of shares redeemed	(555,916)

Increase (decrease) in net assets derived from capital share transactions	53,170,873

Net increase (decrease) in net assets	51,331,706

Net Assets
Beginning of period	—

End of period	$51,331,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class A	June 28, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.14

Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.15)

Less distributions:

From net investment income	(0.14)

From net realized gain on investments	(0.06)

Total distributions	(0.20)

Net asset value at end of period	$9.65

Total investment return (a)	(1.44%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.39%

Net expenses††	0.77%

Expenses (before waiver/reimbursement)††	1.12%

Portfolio turnover rate (b)	108%

Net assets at end of period (in 000’s)	$136

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

Investor Class	June 28, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.14

Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.15)

Less distributions:

From net investment income	(0.14)

From net realized gain on investments	(0.06)

Total distributions	(0.20)

Net asset value at end of period	$9.65

Total investment return (a)	(1.56%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.30%

Net expenses††	0.79%

Expenses (before waiver/reimbursement)††	1.14%

Portfolio turnover rate (b)	108%

Net assets at end of period (in 000’s)	$34

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

20	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	June 28, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.12

Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.17)

Less distributions:

From net investment income	(0.12)

From net realized gain on investments	(0.06)

Total distributions	(0.18)

Net asset value at end of period	$9.65

Total investment return (a)	(1.76%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.11%

Net expenses††	1.03%

Expenses (before waiver/reimbursement)††	1.38%

Portfolio turnover rate (b)	108%

Net assets at end of period (in 000’s)	$79

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

Class I	June 28, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.16

Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.13)

Less distributions:

From net investment income	(0.16)

From net realized gain on investments	(0.06)

Total distributions	(0.22)

Net asset value at end of period	$9.65

Total investment return (a)	(1.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.57%

Net expenses††	0.53%

Expenses (before waiver/reimbursement)††	0.88%

Portfolio turnover rate (b)	108%

Net assets at end of period (in 000’s)	$51,059

^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class R6	June 28, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.17

Net realized and unrealized gain (loss) on investments	(0.29)

Total from investment operations	(0.12)

Less distributions:

From net investment income	(0.17)

From net realized gain on investments	(0.06)

Total distributions	(0.23)

Net asset value at end of period	$9.65

Total investment return (a)	(1.32%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.60%

Net expenses††	0.50%

Expenses (before waiver/reimbursement)††	0.86%

Portfolio turnover rate (b)	108%

Net assets at end of period (in 000’s)	$25

^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

22	MainStay MacKay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Intermediate Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares commenced operations on June 28, 2019.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

23

Notes to Financial Statements (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended

April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

24	MainStay MacKay Intermediate Tax Free Bond Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager will analyze the Fund’s tax positions to be taken at the Fund’s first fiscal period end of April 30, 2020 on federal, state and local income tax returns period. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired will be subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over 12 months.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

25

Notes to Financial Statements (continued)

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 50.0% of the Puerto Rico municipal securities held by the Fund were insured.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(253,842)	$(253,842)

Total Fair Value		$(253,842)	$(253,842)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(51,802)	$(51,802)

Total Realized Gain (Loss)		$(51,802)	$(51,802)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(253,842)	$(253,842)

Total Change in Unrealized Appreciation (Depreciation)		$(253,842)	$(253,842)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(5,312,734)	$(5,312,734)

(a)	Positions were open eight months during the reporting period.

26	MainStay MacKay Intermediate Tax Free Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed: Class A, 0.77% and Class R6, 0.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C and Class I shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $171,891 and waived its fees and/or reimbursed certain class specific expenses in the amount of $150,406 and paid the Subadvisor in the amount of $10,743.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised that the Distributor retained CDSCs on redemptions of Class C shares during the period ended April 30, 2020, of $200.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$6	$—
Investor Class	7	—
Class C	7	—
Class I	9,591	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

27

Notes to Financial Statements (continued)

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$24,599	18.1%
Investor Class	24,570	73.3
Class C	24,524	31.2
Class I	49,138,392	96.2
Class R6	24,623	99.8

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$51,481,102	$187,029	$(1,534,570)	$(1,347,541)

As of April 30, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(491,598)	$—	$(1,347,541)	$(1,839,139)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, premium amortization and late year loss deferrals.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2020 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
28	(28)

The reclassifications for the Portfolio is primarily due to different book and tax treatment of reclassification of distributions and accretion on debt securities.

During the period ended April 30, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020

Distributions paid from:
Ordinary Income	$261,895
Long-Term Capital Gain	28,147
Exempt Interest Dividends	850,822
Total	$1,140,864

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $105,974 and $55,475, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2020 were as follows:

Class A	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	16,092	$158,821
Shares issued to shareholders in reinvestment of distributions	90	894
Shares redeemed	(2,116)	(20,465)

Net increase (decrease)	14,066	$139,250

28	MainStay MacKay Intermediate Tax Free Bond Fund

Investor Class	Shares	Amount
Period ended April 30, 2020 (a):
Shares sold	3,423	$33,850
Shares issued to shareholders in reinvestment of distributions	51	515
Shares redeemed	(1)	(10)

Net increase (decrease)	3,473	$34,355

Class C	Shares	Amount
Period ended April 30, 2020 (a):
Shares sold	10,042	$102,660
Shares issued to shareholders in reinvestment of distributions	60	599
Shares redeemed	(1,945)	(20,010)

Net increase (decrease)	8,157	$83,249

Class I	Shares	Amount
Period ended April 30, 2020 (a):
Shares sold	5,228,676	$52,265,799
Shares issued to shareholders in reinvestment of distributions	112,987	1,138,073
Shares redeemed	(50,949)	(515,421)

Net increase (decrease)	5,290,714	$52,888,451

Class R6	Shares	Amount
Period ended April 30, 2020 (a):
Shares sold	2,501	$25,010
Shares issued to shareholders in reinvestment of distributions	56	568
Shares redeemed	(1)	(10)

Net increase (decrease)	2,556	$25,568

(a)	The inception date of the Fund was June 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards

Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Intermediate Tax Free Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2020, the related statements of operations and changes in net assets for the period June 28, 2019 (commencement of operations) through April 30, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the period June 28, 2019 through April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period June 28, 2019 through April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 24, 2020

30	MainStay MacKay Intermediate Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The Management Agreement with respect to the MainStay MacKay Intermediate Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”) must be approved initially and, following an initial term of up to two years, are subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its June 18-20, 2019 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved each of the Advisory Agreements for an initial two-year period.

In reaching the decision to approve each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between March 2019 and June 2019, as well as other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, including those subadvised by MacKay Shields, as deemed relevant to each Trustee. The Board also considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields with respect to the Fund. The Board’s conclusions with respect to each of the Advisory Agreements was based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the management and subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services to be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis to be provided by compliance and investment personnel. The Board noted that certain non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields proposed to provide to the

Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to other funds in the MainStay Group of Funds and managing other portfolios, including a mandate with investment strategies similar to those of the Fund, and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund would likely benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment process, strategies and risks. Additionally, the Board considered the historical performance of an investment mandate with similar investment strategies as those of the Fund and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by MacKay Shields.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under each of the Advisory Agreements and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fee would be paid directly by New York Life Investments, not the Fund, the Board considered the anticipated costs and profitability for New York Life Investments and MacKay Shields in the aggregate.

32	MainStay MacKay Intermediate Tax Free Bond Fund

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields and the expected profits to be realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to be able to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the annual fund profitability analysis presented to the Board. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of its relationship with the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s expected profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and subadvised by MacKay Shields that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the

Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services to be provided to the Fund. The Board observed that, in addition to fees to be earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the anticipated profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fee to be paid to MacKay Shields would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of voluntary waivers and expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

transfer agent fees. Transfer agent fees would be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to funds in the MainStay Group of Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to funds in the MainStay Group of Funds.

The Board considered that, because the Fund’s transfer agent fees would be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees may comprise total expenses of the Fund’s share classes. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Fund’s proposed management fees and estimated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding each of the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders.

The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s proposed management fee compared to fee schedules of other funds and accounts managed by New York Life Investments or its affiliates.

Based on this information, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund’s proposed expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve each of the Advisory Agreements.

34	MainStay MacKay Intermediate Tax Free Bond Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $28,147 as long term capital gain distributions.

For Federal individual income tax purposes, the Fund designated 74.6% of the ordinary income dividends paid during its fiscal period ended April 30, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal period ended April 30, 2020.

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay Intermediate Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	75	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	75	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
				State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

38	MainStay MacKay Intermediate Tax Free Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020

Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay Intermediate Tax Free Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1859291 MS086-20	MSITFB11-06/20 (NYLIM) NL466

MainStay MacKay Short Term

Municipal Fund

Message from the President and Annual Report

April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The recent reporting period was one that few will forget, marked as it was by the emergence of the novel coronavirus, which causes the disease known as COVID-19. In barely three months, the virus spread into a global pandemic that sharply curtailed global economic activity in March and April 2020.

Before the virus appeared, financial markets faced challenges, but despite international trade tensions and the ongoing drama of the U.K.’s slow movement toward an exit from the European Union, the longest bull market in U.S. history charged ahead to the end of 2019 with most other market sectors enjoying gains as well. The new year appeared to start on a similarly positive note with the signing of both an initial United States-China trade agreement and the United States-Mexico-Canada Agreement on regional trade. However, in late December and early January, ominous indications of the new viral outbreak in Wuhan, China began to emerge.

On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China; thousands in Italy, South Korea and the United States; and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activities caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. Municipal market volatility surged as liquidity declined, with high-yield municipal bonds experiencing extreme price swings. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

Most areas of the municipal bond market, particularly those focusing on higher-grade securities, emerged from the reporting period in positive territory. While we believe that some industry sectors are likely to suffer continuing distress as a result of the pandemic, we also believe that the impact will vary from sector to sector and region to region, heightening the importance of informed security selection in the months ahead.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide MainStay investors with world class investment solutions in the current environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended April 30, 20202

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 1% Initial Sales Charge[4]	With sales charges Excluding sales charges	1/2/2004	0.04 1.05%	0.45 1.06%	0.59 0.90%	0.70 0.70%
Investor Class Shares	Maximum 1% Initial Sales Charge[4]	With sales charges Excluding sales charges	2/28/2008	–0.40 0.61	0.03 0.64	0.20 0.51	1.30 1.30
Class I Shares	No Sales Charge		1/2/1991	1.34	1.34	1.17	0.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays 3-Year Municipal Bond Index[5]	2.07%	1.52%	1.68%
Morningstar Muni National Short Category Average[6]	0.90	1.07	1.34

5.

The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

6.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these portfolios spread their assets across many states and sectors. Other portfolios buy bonds from only one state in order to get the state-tax benefit. These portfolios have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in Mainstay MacKay Short Term Municipal Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$997.80	$3.38	$1,021.48	$3.42	0.68%

Investor Class Shares	$1,000.00	$996.90	$5.06	$1,019.79	$5.12	1.02%

Class I Shares	$1,000.00	$1,000.30	$1.99	$1,022.87	$2.01	0.40%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Metropolitan Transportation Authority, Revenue Bonds, 5.00%, due 5/15/20–11/15/31

2.	Territory of Guam, Revenue Bonds, 5.00%, due 11/15/20–12/1/21

3.	State of Connecticut, Unlimited General Obligation, 4.00%–5.00%, due 6/15/21–6/15/23

4.	State of New Jersey, Unlimited General Obligation Notes, 4.00%, due 9/25/20

5.	Suffolk County NY, Board of Cooperative Educational Services, 1st Supervisory District, Revenue Bonds, 2.50%, due 10/30/20
6.	Main Street Natural Gas, Inc., Revenue Bonds, 1.49%–5.00%, due 5/15/20–8/1/48

7.	State of Illinois, Unlimited General Obligation, 5.00%–6.00%, due 8/1/21–11/1/26

8.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, 5.25%–5.75%, due 6/15/20–12/15/23

9.	Commonwealth of Massachusetts, Revenue Bonds, 5.25%–5.50%, due 1/1/21–1/1/25

10.	Missouri State Health & Educational Facilities Authority, Washington University, Revenue Bonds, 0.08%, due 3/1/40

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2020?

For the 12 months ended April 30, 2020, Class I shares of MainStay MacKay Short Term Municipal Fund returned 1.34%, underperforming the 2.07% return of the Fund’s primary benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index. Over the same period, Class I shares outperformed the 0.90% return of the Morningstar Muni National Short Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 13, 2019, the Fund’s principal investment strategies were amended to include the investment of derivatives to seek enhanced returns and to reduce the risk of loss by hedging certain of its holdings. Accordingly, the Fund’s principal risks were also amended. For more information about these changes refer to the supplement dated December 13, 2019.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relatively underweight exposure to the prerefunded/ETM (escrowed to maturity) sectors was the largest factor detracting from the Fund’s performance relative to the Bloomberg Barclays 3-Year Municipal Bond Index. Relatively underweight exposure to bonds rated AAA2 also detracted from relative performance. Partly offsetting these results was the positive impact of the Fund’s overweight exposure to bonds maturing in zero to two years.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-adverse reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy, the financial markets and, of course, our personal lives. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments and higher education, are likely to be the most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

During the reporting period, the MacKay Shields municipal bond management team increased the Fund’s overall credit quality and added additional liquidity and cash reserves to offset short-term financial losses. As always, the team continues to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

1	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration strategy during the reporting period was to maintain below-benchmark exposure. As of April 30, 2020, the Fund’s modified duration to worst5 was 1.81 years while the benchmark’s modified duration to worst was 2.46 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the Fund’s credit selection in the leasing, transportation and hospital sectors made positive contributions to results relative to the benchmark. (Contributions take weightings and total returns into account.) However, underweight exposure to the Prerefunded/ETM sector and credit selection in the state general obligation sector detracted from relative performance. Among states, holdings in bonds from New York enhanced relative returns, while selection in bonds from Washington detracted. From a credit-quality perspective, an overweight position in bonds rated AA and A contributed positively, while an underweight position in bonds rated AAA weakened relative results.6 Lastly, holdings of bonds maturing in zero to two years bolstered relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remains focused on diversification and liquidity, therefore, we do not consider any individual transaction to be significant.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its exposure to the local general obligation, education and transportation sectors, while decreasing its exposure to the leasing, special tax and prerefunded/ETM sectors. Among state exposures, the Fund increased its allocations to bonds from New York, Alabama and Massachusetts while decreasing allocations to bonds from California, North Carolina and New Jersey. From the perspective of credit quality, the Fund increased its exposure to credits rated AA and BBB, and decreased its exposure to credits rated AAA and BB.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in the leasing and local general obligation sectors, and relatively underweight exposure to the prerefunded/ETM and state general obligation sectors. In addition, the Fund held overweight positions in bonds from Illinois and New Jersey, and underweight positions in bonds from California and, to a smaller degree, Texas and New York.

4

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments April 30, 2020

	Principal Amount	Value
Long-Term Bonds 94.2%† Corporate Bonds 0.4%
Convertible Securities 0.4%
Baptist Health Obligated Group
2.579%, due 12/1/22	$350,000	$352,313
2.679%, due 12/1/23	400,000	406,261
Rogers Memorial Hospital, Inc.
2.067%, due 7/1/20	470,000	470,849
2.211%, due 7/1/22	500,000	505,050
2.383%, due 7/1/24	500,000	507,867

Total Corporate Bonds (Cost $2,220,000)		2,242,340

Municipal Bonds 93.8%
Long-Term Municipal Bonds 89.4%
Alabama 1.9%
Alabama Public School & College Authority, Revenue Bonds Series B 5.00%, due 5/1/20	260,000	260,000
City of Bessemer AL, Water Revenue, Revenue Bonds Insured: AGM 5.00%, due 1/1/29	540,000	648,421
City of Thomasville AL, Unlimited General Obligation Insured: BAM 5.00%, due 2/15/24	820,000	919,196
Health Care Authority of the City of Huntsville, Revenue Bonds Series A 5.00%, due 6/1/25	140,000	140,445
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series B 2.17%, due 12/1/20	250,000	251,130
Series B 2.22%, due 12/1/21	500,000	501,465
Series B 2.258%, due 12/1/22	635,000	634,270
Lower Alabama Gas District, Gas Project No. 2, Revenue Bonds
4.00%, due 12/1/21	200,000	205,054
4.00%, due 12/1/22	350,000	363,377
4.00%, due 12/1/23	750,000	787,440
Phenix City Water & Sewer Revenue, Revenue Bonds Series A, Insured: BAM 3.00%, due 8/15/22	500,000	514,215

	Principal Amount	Value
Alabama (continued)
Prichard Water Works & Sewer Board, Revenue Bonds
3.00%, due 11/1/20	$240,000	$241,651
3.00%, due 11/1/21	270,000	274,911
5.00%, due 11/1/22	415,000	445,942
Southeast Alabama Gas Supply District, Project No. 1, Revenue Bonds Series A 5.00%, due 4/1/24	1,500,000	1,635,225
Troy University Facilities, Revenue Bonds Series A, Insured: BAM 4.00%, due 11/1/21	2,000,000	2,087,400
University of West Alabama, Revenue Bonds
Insured: AGM 4.00%, due 1/1/22	150,000	156,849
Insured: AGM 4.00%, due 1/1/23	125,000	131,121
Insured: AGM 4.00%, due 1/1/24	100,000	106,417
Insured: AGM 4.00%, due 1/1/25	150,000	161,715
Insured: AGM 5.00%, due 1/1/26	180,000	205,463

		10,671,707

Alaska 0.5%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A 5.00%, due 10/1/22	550,000	590,832
Series A 5.00%, due 10/1/23	585,000	644,360
Alaska Industrial Development & Export Authority, Yukon-Kuskokwim Health Corp., Revenue Bonds 3.50%, due 12/1/20	500,000	500,720
City of Valdez AK, BP Pipelines, Inc. Project, Revenue Bonds Series C 5.00%, due 1/1/21	1,000,000	1,013,100

		2,749,012

Arizona 0.7%
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	351,732
Glendale Union School District No. 205, School Improvement Project, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 7/1/20	140,000	140,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds Series A 5.00%, due 7/1/23	$50,000	$53,528
Maricopa County Elementary School District No. 8, Limited General Obligation Insured: BAM 5.00%, due 7/1/21	470,000	492,428
Maricopa County Industrial Development Authority, Paradise Schools Project, Revenue Bonds Insured: School District Credit Program 4.00%, due 7/1/22	150,000	158,682
Maricopa County Unified School District No. 41 Gilbert, Limited General Obligation Insured: BAM 4.00%, due 7/1/20	250,000	251,293
Maricopa County Unified School District No. 90, Saddle Mountain, Unlimited General Obligation Insured: AGM 5.00%, due 7/1/22	400,000	427,988
Pima County Industrial Development Authority, Tucson Electric Power Co., Revenue Bonds Series A 4.95%, due 10/1/20	1,145,000	1,155,912
Pima County Sewer System, Revenue Bonds Insured: AGM 5.00%, due 7/1/20	295,000	296,959
Sedona Wastewater Municipal Property Corp., Revenue Bonds Insured: NATL-RE (zero coupon), due 7/1/24	500,000	458,670
State of Arizona Lottery, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/20	350,000	352,401

		4,140,502

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds Series C 5.00%, due 6/1/21	325,000	339,472

California 8.2%
ABC Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon) (Series C), due 8/1/25	1,315,000	1,202,041

	Principal Amount	Value
California (continued)
Alta Loma School District, Capital Appreciation, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 8/1/21	$1,750,000	$1,727,407
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series C, Insured: AGM (zero coupon), due 9/1/21	300,000	296,349
Cabrillo Unified School District, Capital Appreciation, Unlimited General Obligation Series A, Insured: AMBAC (zero coupon), due 8/1/20	400,000	399,016
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/22	3,000,000	2,912,430
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series E 5.625%, due 7/1/25	1,500,000	1,503,765
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
3.00%, due 9/1/20	215,000	215,806
4.00%, due 9/1/21	275,000	282,675
4.00%, due 9/1/22	300,000	314,001
4.00%, due 9/1/23	310,000	329,685
California Health Facilities Financing Authority, St. Joseph Health Systems, Revenue Bonds Series C 5.00%, due 7/1/34 (a)	1,000,000	1,075,570
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/20	325,000	328,364
5.00%, due 10/1/21	250,000	258,310
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds Series A 5.00%, due 12/31/23 (b)	1,300,000	1,391,936
California Municipal Finance Authority, Paradise Valley Estates Project, Revenue Bonds Series B-2, Insured: California Mortgage Insurance 2.00%, due 7/1/24	500,000	498,695

12	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/23	$1,520,000	$1,616,170
California State Educational Facilities Authority, Art Center College of Design, Revenue Bonds
Series A 5.00%, due 12/1/21	290,000	300,759
Series A 5.00%, due 12/1/22	200,000	211,218
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
5.00%, due 1/1/21	300,000	306,189
5.00%, due 1/1/22	500,000	525,325
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds 2.625%, due 11/1/33 (a)	1,265,000	1,281,103
Chino Valley Unified School District, Limited General Obligation Series B 5.00%, due 8/1/21	125,000	130,613
Chula Vista Elementary School District, Unlimited General Obligation (zero coupon), due 8/1/23	1,500,000	1,457,430
Contra Costa County Public Financing Authority, Capital Project, Revenue Bonds Series B 5.00%, due 6/1/20	500,000	501,600
County of Fresno CA, Pension Obligation, Capital Appreciation, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/15/20	500,000	497,270
Dinuba Unified School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/20	155,000	154,634
Los Angeles Department of Airports, Revenue Bonds (b)
Series A 5.00%, due 5/15/21	1,065,000	1,104,085
Series D 5.00%, due 5/15/22	1,000,000	1,064,740
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/20	520,000	523,474

	Principal Amount	Value
California (continued)
Los Angeles Unified School District, Unlimited General Obligation Series C 5.00%, due 7/1/23	$2,000,000	$2,235,820
Merced Irrigation District Financing Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/21	250,000	264,455
Series A, Insured: AGM 5.00%, due 10/1/22	250,000	274,088
Oxnard County Water Revenue, Revenue Bonds
Insured: BAM 5.00%, due 6/1/20	925,000	927,782
Insured: BAM 5.00%, due 6/1/21	280,000	291,637
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (b)
5.00%, due 6/1/20	565,000	566,780
5.00%, due 6/1/22	400,000	422,968
Insured: BAM 5.00%, due 6/1/25	925,000	1,037,369
Petaluma City Elementary School District, Unlimited General Obligation 3.00%, due 8/1/20	435,000	437,427
Riverside County Asset Leasing Corp., Riverside County Hospital Project, Revenue Bonds Insured: NATL-RE (zero coupon), due 6/1/25	1,905,000	1,767,630
Sacramento City Financing Authority, Capital Appreciation, Tax Allocation Series A, Insured: NATL-RE (zero coupon), due 12/1/21	4,170,000	4,049,195
Sacramento City Unified School District 5.00%, due 8/1/23	300,000	332,490
San Diego County Regional Airport Authority, Revenue Bonds Series A 5.00%, due 7/1/25	680,000	684,162
San Francisco City & County Airports Commission, Revenue Bonds Series B 5.25%, due 5/1/20	250,000	250,000
San Jose Redevelopment Agency, Successor Agency, Tax Allocation Series B 5.00%, due 8/1/20	435,000	439,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Luis Obispo County Financing Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/26	$1,000,000	$1,199,090
San Ysidro School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/22	1,320,000	1,429,692
South Bay Union School District / San Diego County, Unlimited General Obligation (zero coupon), due 8/1/22	1,000,000	971,380
Southern California Public Power Authority, Apex Power Project No. 1, Revenue Bonds Series A 5.25%, due 11/1/21	1,300,000	1,356,914
State of California, Unlimited General Obligation 5.00%, due 9/1/21	2,775,000	2,927,125
Stockton Public Financing Authority, Water Revenue, Revenue Bonds Series A, Insured: BAM 5.00%, due 10/1/20	400,000	406,584
Ukiah Unified School District, Capital Appreciation, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 8/1/21	875,000	863,275
Upper Lake Union High School District, Capital Appreciation, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 8/1/23	255,000	243,255
Vacaville Unified School District, Unlimited General Obligation Series D 4.00%, due 8/1/25	125,000	141,228
Vallejo City Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/21	520,000	544,274

		46,474,643

Colorado 1.7%
City & County of Denver CO Airport System, Revenue Bonds Series A 5.25%, due 11/15/22 (b)	2,815,000	2,971,711
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University, Revenue Bonds
Series A 4.00%, due 4/1/23	315,000	328,010

	Principal Amount	Value
Colorado (continued)
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University, Revenue Bonds (continued)
Series B 5.00%, due 4/1/22	$770,000	$814,213
Series B 5.00%, due 4/1/24	500,000	535,125
Denver City & County Airport Revenue (b)
Series A 5.00%, due 12/1/20	550,000	560,400
Series A 5.00%, due 11/15/22	720,000	778,514
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/20	3,370,000	3,358,879
Erie Commons Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/21	100,000	105,781
Series A, Insured: AGM 5.00%, due 12/1/23	130,000	145,633
University of Colorado, Revenue Bonds 5.00%, due 6/1/22	100,000	104,685
Vauxmont Metropolitan District, Limited General Obligation
Insured: AGM 5.00%, due 12/15/21	100,000	105,548
Insured: AGM 5.00%, due 12/15/22	100,000	108,460

		9,916,959

Connecticut 2.6%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	1,000,000	1,011,100
City of Hartford CT, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 7/15/21	200,000	209,544
Series A, Insured: AGM 5.00%, due 4/1/22	1,000,000	1,073,830
City of New Haven, Unlimited General Obligation
Series C, Insured: AGM 2.307%, due 8/1/22	700,000	707,959
Series A 5.25%, due 8/1/25	155,000	170,757
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds (b)
Series A 3.00%, due 11/15/25	975,000	993,262

14	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds (b) (continued)
Series A 5.00%, due 11/15/23	$200,000	$219,008
Series A 5.00%, due 11/15/24	460,000	513,190
State of Connecticut, Unlimited General Obligation
Series C 4.00%, due 6/15/22	2,210,000	2,314,202
Series C 5.00%, due 6/15/21	5,665,000	5,901,740
Series C 5.00%, due 6/15/23	1,500,000	1,642,185

		14,756,777

District of Columbia 0.3%
District of Columbia Income Tax Secured, Revenue Bonds Series A 5.00%, due 12/1/21	420,000	447,279
District of Columbia Water & Sewer Authority, Revenue Bonds Series B 5.00%, due 10/1/24	500,000	584,145
District of Columbia, Children’s Hospital Obligated Group, Revenue Bonds 5.00%, due 7/15/21	250,000	261,897
District of Columbia, KIPP DC Project, Revenue Bonds
3.00%, due 7/1/20	230,000	230,695
5.00%, due 7/1/22	200,000	208,582

		1,732,598

Florida 2.2%
Central Florida Expressway Authority, Revenue Bonds Series A 5.00%, due 7/1/22	380,000	406,190
County of Broward Port Facilities, Revenue Bonds Series B 5.00%, due 9/1/20 (b)	1,130,000	1,145,323
County of Miami-Dade FL Aviation, Revenue Bonds
Series E 1.872%, due 10/1/20	1,200,000	1,198,812
Series B 5.00%, due 10/1/25	735,000	790,110

	Principal Amount	Value
Florida (continued)
County of Miami-Dade FL Aviation, Revenue Bonds (continued)
Series A 5.25%, due 10/1/23	$285,000	$289,070
County of Miami-Dade Florida Transit System, Sales Tax, Revenue Bonds 5.00%, due 7/1/20	455,000	458,099
County of Osceola FL, Transportation Revenue Bonds
Series A-1 5.00%, due 10/1/21	250,000	260,787
Series A-1 5.00%, due 10/1/22	250,000	266,142
Daytona Beach Capital Improvement, Revenue Bonds Series A, Insured: AGM 4.00%, due 2/1/23	500,000	509,765
Florida Department of Environmental Protection, Revenue Bonds Series A 5.00%, due 7/1/20	1,000,000	1,006,850
Florida Municipal Loan Council, Revenue Bonds Series D, Insured: AGM 4.00%, due 10/1/21	500,000	520,705
Florida Ports Financing Commission, Revenue Bonds Series B 5.00%, due 6/1/20 (b)	1,065,000	1,068,206
JEA Water & Sewer System, Revenue Bonds Series A 5.00%, due 10/1/20	425,000	432,629
Lee County Tourist Development, Revenue Bonds Series A 3.00%, due 10/1/21	1,030,000	1,060,931
Mid-Bay Bridge Authority, Revenue Bonds Series A 5.00%, due 10/1/21	1,000,000	1,032,530
South Miami Health Facilities Authority, Baptist Health South Florida, Revenue Bonds 5.00%, due 8/15/20	725,000	731,887
Tolomato Community Development District, Special Assessment
Series A-1, Insured: AGM 2.00%, due 5/1/20	625,000	625,000
Series B, Insured: AGM 2.00%, due 5/1/20	910,000	910,000

		12,713,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia 1.1%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds Series A 5.00%, due 7/1/22	$700,000	$753,039
Georgia Municipal Electric Authority, Project 1, Revenue Bonds Series C 5.00%, due 1/1/22	995,000	1,026,760
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/20	1,110,000	1,110,755
Series A 5.00%, due 5/15/22	550,000	573,265
Series A 5.00%, due 5/15/23	1,000,000	1,059,680
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B 5.00%, due 1/1/23	350,000	367,507
Series B 5.00%, due 1/1/24	445,000	474,561
Municipal Electric Authority of Georgia, Revenue Bonds Series A, Insured: BAM 5.25%, due 1/1/21	300,000	305,007
State of Georgia, Unlimited General Obligation Series F 5.00%, due 1/1/23	550,000	608,240

		6,278,814

Guam 2.5%
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds
Series A 5.00%, due 7/1/20	400,000	400,888
Series A 5.00%, due 7/1/21	385,000	391,291
5.00%, due 7/1/24	400,000	418,664
Port Authority of Guam, Revenue Bonds
Series C 3.587%, due 7/1/20	500,000	501,030
Series C 3.783%, due 7/1/21	500,000	506,880
Series B 5.00%, due 7/1/22 (b)	400,000	409,404

	Principal Amount	Value
Guam (continued)
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/20	$2,740,000	$2,761,235
Series A 5.00%, due 12/1/20	3,230,000	3,257,067
Series A 5.00%, due 12/1/21	5,295,000	5,402,859

		14,049,318

Hawaii 0.2%
State of Hawaii, Unlimited General Obligation Series FE 5.00%, due 10/1/20	1,175,000	1,195,704

Idaho 0.3%
Caribou Bear Lake & Bonneville Counties Joint School District No. 150 Soda Spring, Unlimited General Obligation Insured: Idaho School Bond Guaranty 3.00%, due 9/15/20	125,000	126,046
Idaho Health Facilities Authority, St. Luke’s Health System Project, Revenue Bonds Series A 5.00%, due 3/1/22	585,000	624,341
State of Idaho, Unlimited General Obligation Notes 3.00%, due 6/30/20	875,000	878,474

		1,628,861

Illinois 12.1%
Chicago Board of Education, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 12/1/23	1,600,000	1,773,536
Chicago O’ Hare International Airport, Revenue Bonds
Series B 5.00%, due 1/1/21	250,000	255,323
Series D 5.00%, due 1/1/22 (b)	930,000	970,446
Chicago Park District, Limited General Obligation Series C 5.00%, due 1/1/23	500,000	526,845
Chicago Park District, Unlimited General Obligation
Series E 5.00%, due 11/15/20	750,000	760,928
Series E 5.00%, due 11/15/21	800,000	829,720
Chicago Transit Authority, Revenue Bonds 5.00%, due 12/1/21	5,000,000	5,294,700

16	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
5.25%, due 12/1/23	$940,000	$1,001,420
5.25%, due 12/1/24	610,000	649,662
City of Chicago IL, Wastewater Transmission, Second Liew, Revenue Bonds 4.00%, due 1/1/21	1,000,000	1,009,180
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 5.00%, due 11/1/22	500,000	530,620
City of Rockford IL, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 12/15/20	100,000	101,719
Series A, Insured: AGM 4.00%, due 12/15/21	130,000	135,522
Series A, Insured: AGM 4.00%, due 12/15/22	135,000	143,467
Series A, Insured: AGM 4.00%, due 12/15/23	140,000	151,274
Series A, Insured: AGM 4.00%, due 12/15/24	290,000	318,762
Cook County Community Unit School District No. 401 Elmwood Park, Limited General Obligation Series A, Insured: AGM 5.00%, due 12/1/20	1,340,000	1,370,807
Cook County School District No. 122 Ridgeland, Unlimited General Obligation Series A 3.00%, due 12/1/22	950,000	989,567
County of Cook IL, Unlimited General Obligation Series G 5.00%, due 11/15/25	1,665,000	1,673,025
Crawford Hospital District, Unlimited General Obligation
Insured: AGM 4.00%, due 1/1/21	125,000	127,188
Insured: AGM 4.00%, due 1/1/22	100,000	104,145
Insured: AGM 4.00%, due 1/1/23	265,000	280,518
Insured: AGM 4.00%, due 1/1/24	280,000	300,625
Insured: AGM 4.00%, due 1/1/25	285,000	309,630
Insured: AGM 4.00%, due 1/1/26	300,000	328,785

	Principal Amount	Value
Illinois (continued)
Crawford Hospital District, Unlimited General Obligation (continued)
Insured: AGM 4.00%, due 1/1/27	$315,000	$348,056
Illinois Finance Authority, Carle Foundation Obligated Group, Revenue Bonds Series A 5.00%, due 8/15/20	1,015,000	1,024,876
Illinois Finance Authority, Edward Elmhurst Obligated Group, Revenue Bonds 5.00%, due 1/1/21	300,000	306,786
Illinois Finance Authority, Illinois Wesleyan University, Revenue Bonds 4.00%, due 9/1/21	265,000	273,549
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.00%, due 6/15/25	115,000	122,902
Illinois State University, Auxiliary Facilities System, Revenue Bonds
Series A, Insured: AGM 5.00%, due 4/1/21	505,000	520,180
Series B, Insured: AGM 5.00%, due 4/1/21	250,000	257,515
Series A, Insured: AGM 5.00%, due 4/1/22	425,000	451,138
Series B, Insured: AGM 5.00%, due 4/1/22	645,000	684,668
Joliet Park District, Limited General Obligation Insured: BAM 4.00%, due 2/1/21	830,000	847,530
Kane Cook & DuPage Counties School District No. 46, Unlimited General Obligation Series B, Insured: AMBAC (zero coupon), due 1/1/21	1,625,000	1,612,780
Kane County School District No. 131 Aurora East Side, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/22	580,000	617,114
Kankakee County School District No. 111, Limited General Obligation
Insured: BAM 4.00%, due 1/1/22	255,000	266,128
Insured: BAM 4.00%, due 1/1/24	370,000	398,475
Insured: BAM 4.00%, due 1/1/25	390,000	425,701
La Salle County School District No. 141, Unlimited General Obligation
Insured: MAC 4.00%, due 12/1/20	560,000	569,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
La Salle County School District No. 141, Unlimited General Obligation (continued)
Insured: MAC 4.00%, due 12/1/21	$585,000	$607,300
Insured: MAC 4.00%, due 12/1/22	370,000	390,690
Madison Macoupin Etc Counties Illinois Community College District No. 536, Lewis & Clark Community College, Unlimited General Obligation
4.50%, due 5/1/20	305,000	305,000
Series A 5.00%, due 11/1/20	150,000	152,928
Series A 5.00%, due 11/1/21	70,000	73,910
5.00%, due 11/1/22	420,000	449,194
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series B1, Insured: AGM 5.00%, due 6/15/50	335,000	336,521
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/21	260,000	266,791
Series B, Insured: BAM 5.00%, due 4/1/23	240,000	257,861
Series B, Insured: BAM 5.00%, due 4/1/25	850,000	945,072
Series B, Insured: BAM 5.00%, due 4/1/27	1,100,000	1,256,706
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/24	1,000,000	1,122,390
Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.25%, due 6/1/20	3,765,000	3,776,107
Regional Transportation Authority, Revenue Bonds
Insured: AGM 5.75%, due 6/1/21	200,000	208,392
Insured: AGM 6.25%, due 7/1/22	360,000	393,095
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 2.65%, due 3/1/21	499,000	502,328
Sales Tax Securitization Corp., Revenue Bonds Series C 5.00%, due 1/1/22	1,250,000	1,300,825

	Principal Amount	Value
Illinois (continued)
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM 4.00%, due 6/1/22	$1,000,000	$1,046,220
Series C, Insured: AGM 4.00%, due 6/1/23	1,000,000	1,065,340
Series C, Insured: AGM 4.00%, due 6/1/25	875,000	962,395
Series C, Insured: AGM 5.00%, due 6/1/26	910,000	1,072,007
Series C, Insured: AGM 5.00%, due 6/1/27	955,000	1,147,757
Sauk Village, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 12/1/21	750,000	783,262
Series C, Insured: BAM 4.00%, due 12/1/21	130,000	135,766
Series C, Insured: BAM 4.00%, due 12/1/22	100,000	105,852
Series C, Insured: BAM 4.00%, due 12/1/23	1,030,000	1,106,241
Southwestern Illinois Development Authority, Flood Prevention District Council Project, Revenue Bonds
4.00%, due 4/15/21	450,000	462,780
4.00%, due 4/15/22	500,000	528,555
St. Clair County High School District No. 201 Belleville, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 2/1/22	1,180,000	1,236,758
State of Illinois, Revenue Bonds 5.00%, due 6/15/20	250,000	250,598
State of Illinois, Sales Tax, Revenue Bonds
5.00%, due 6/15/22	655,000	673,170
Series C 5.00%, due 6/15/22	95,000	97,635
State of Illinois, Unlimited General Obligation
5.00%, due 8/1/21	3,295,000	3,302,611
1st Series, Insured: NATL-RE 6.00%, due 11/1/26	4,115,000	4,213,307
University of Illinois, Auxiliary System Facilities, Revenue Bonds Series A, Insured: AMBAC 5.50%, due 4/1/22	175,000	186,477
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/20	575,000	585,373
Village of Brookfield IL, Unlimited General Obligation
Insured: BAM 4.00%, due 3/1/22	250,000	261,900
Insured: BAM 4.00%, due 3/1/23	270,000	289,294

18	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Village of Stone Park, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 2/1/21	$120,000	$122,292
Series B, Insured: BAM 4.00%, due 2/1/24	135,000	141,986
Series B, Insured: BAM 4.00%, due 2/1/25	150,000	159,306
Washington County Community Unit School District No. 10, Unlimited General Obligation
Insured: BAM 4.00%, due 1/15/21	740,000	754,178
Insured: BAM 4.00%, due 1/15/22	580,000	606,396
Western Illinois University, Revenue Bonds
Insured: BAM 4.00%, due 4/1/22	1,200,000	1,254,132
Insured: BAM 4.00%, due 4/1/24	1,000,000	1,078,700
Insured: BAM 4.00%, due 4/1/26	1,340,000	1,476,573
Insured: BAM 4.00%, due 4/1/27	1,400,000	1,555,596
White Oak Library District, Unlimited General Obligation
5.00%, due 1/1/21	355,000	363,861
5.00%, due 1/1/22	315,000	334,429
5.00%, due 1/1/23	430,000	470,652

		68,840,505

Indiana 2.0%
City of Evansville IN, Medical School Project, Revenue Bonds Series A; Insured: BAM 5.00%, due 2/1/23	535,000	579,191
County of Johnson IN Local Income Tax, Revenue Bonds Series A, Insured: State Intercept 4.00%, due 7/15/20	500,000	503,240
Hammond Multi-School Building Corp., Revenue Bonds
Insured: State Intercept 4.00%, due 7/15/21	330,000	340,306
Insured: State Intercept 5.00%, due 1/15/22	555,000	589,932
Insured: State Intercept 5.00%, due 7/15/22	1,040,000	1,123,169
Indiana Finance Authority, Marian University Project, Revenue Bonds
Series B 2.52%, due 9/15/20	535,000	535,214

	Principal Amount	Value
Indiana (continued)
Indiana Finance Authority, Marian University Project, Revenue Bonds (continued)
Series B 2.57%, due 9/15/21	$450,000	$448,825
Series A 5.00%, due 9/15/20	55,000	55,764
Series A 5.00%, due 9/15/21	60,000	62,932
Series A 5.00%, due 9/15/22	50,000	52,708
Series A 5.00%, due 9/15/23	75,000	80,315
Indiana Health & Educational Facilities Financing Authority, Ascension Senior Health Credit Group, Revenue Bonds Series A-9 1.375%, due 10/1/27 (a)	1,400,000	1,406,788
Indiana Health Facility Financing Authority, Ascension Senior Health Credit Group, Revenue Bonds Series 2006 B-3 1.75%, due 11/15/31 (a)	4,470,000	4,470,000
IPS Multi-School Building Corp., Indianapolis Board of School Commissioners, Revenue Bonds Insured: State Intercept 5.00%, due 1/15/22	1,250,000	1,329,550

		11,577,934

Iowa 0.4%
City of Coralville IA, Certificates of Participation Series E 4.00%, due 6/1/20	500,000	499,965
City of New Hampton Municipal Electric Utility, Revenue Bonds
Insured: BAM 3.00%, due 6/1/22	135,000	139,613
Insured: BAM 3.00%, due 6/1/23	140,000	146,632
Insured: BAM 3.00%, due 6/1/24	140,000	148,039
Sioux Center Community School District, Unlimited General Obligation
Insured: AGM 5.00%, due 5/1/21	755,000	783,962
Insured: AGM 5.00%, due 5/1/22	350,000	377,268

		2,095,479

Kansas 0.4%
Chisholm Creek Utility Authority, Bel Aire & Park City Project, Revenue Bonds Insured: AGM 3.00%, due 9/1/20	500,000	503,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kansas (continued)
Franklin County Unified School District No. 287 West Franklin, Unlimited General Obligation Insured: AGM 5.00%, due 9/1/23	$305,000	$342,820
Johnson County Unified School District No. 233 Olathe, Unlimited General Obligation Series A 5.00%, due 9/1/20	1,250,000	1,267,450

		2,113,665

Kentucky 1.3%
Kentucky Asset Liability Commission, Revenue Bonds 1st Series 5.00%, due 9/1/21	920,000	966,800
Kentucky Bond Development Corp., Lexington Center Corp. Project, Revenue Bonds Series A 5.00%, due 9/1/22	550,000	596,492
Kentucky Bond Development Corp., Revenue Bonds 5.00%, due 9/1/21	325,000	341,533
Kentucky Public Energy Authority, Revenue Bonds
Series C 4.00%, due 8/1/21	275,000	281,468
Series C 4.00%, due 8/1/22	390,000	405,354
Series C 4.00%, due 8/1/23	390,000	409,835
Kentucky State Property & Building Commission, Project No. 84, Revenue Bonds Insured: NATL-RE 5.00%, due 8/1/20	500,000	504,400
Louisville & Jefferson County Metropolitan Government, Louisville Gas & Electric Co., Revenue Bonds Series A 1.85%, due 10/1/33 (a)	3,000,000	3,011,580
Louisville & Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds Series A 5.00%, due 10/1/20	790,000	803,359

		7,320,821

	Principal Amount	Value
Louisiana 0.3%
Caddo Parish Parishwide School District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 3/1/27	$380,000	$462,133
Jefferson Sales Tax District, Revenue Bonds Series A, Insured: AGM 5.00%, due 12/1/25	725,000	864,838
Shreveport Water & Sewer Revenue, Junior Lien, Revenue Bonds Series C, Insured: BAM 3.00%, due 12/1/28	275,000	297,679

		1,624,650

Maine 0.4%
Maine Finance Authority, Revenue Bonds (b)
Series 2019A-1, Insured: AGM 5.00%, due 12/1/22	500,000	537,345
Series 2019A-1, Insured: AGM 5.00%, due 12/1/23	545,000	599,342
Series 2019A-1, Insured: AGM 5.00%, due 12/1/24	520,000	583,991
Series 2019A-1, Insured: AGM 5.00%, due 12/1/25	475,000	544,360

		2,265,038

Maryland 1.1%
Maryland Economic Development Corp., Revenue Bonds
Series B 3.25%, due 6/1/22	755,000	761,032
Series B 3.70%, due 6/1/25	1,000,000	1,020,240
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds Series B 2.875%, due 7/1/23	1,750,000	1,725,220
Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Revenue Bonds Series B 5.00%, due 7/1/23	345,000	386,590
Prince George’s County, Regional Medical Center, Certificates of Participation 5.00%, due 10/1/20	1,040,000	1,058,283
State of Maryland, Unlimited General Obligation
Series C 5.00%, due 8/1/21	350,000	368,077
Series C 5.00%, due 8/1/22	540,000	589,027

20	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary Commission, Revenue Bonds Insured: County Guaranteed 5.00%, due 6/1/20	$375,000	$376,219

		6,284,688

Massachusetts 2.6%
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation Series B 5.00%, due 7/1/20	415,000	417,909
Commonwealth of Massachusetts, Limited General Obligation Series A, Insured: AMBAC 5.25%, due 8/1/21	285,000	300,598
Commonwealth of Massachusetts, Revenue Bonds
Insured: NATL-RE 5.25%, due 1/1/21	500,000	513,970
Insured: NATL-RE 5.50%, due 1/1/23	2,855,000	3,126,710
Insured: NATL-RE 5.50%, due 1/1/25	2,530,000	2,922,504
Massachusetts Bay Transportation Authority, Revenue Bonds Series A 5.00%, due 7/1/22	360,000	390,892
Massachusetts Development Finance Agency, Green Bond, Boston Medical Center Issue, Revenue Bonds Series F 5.00%, due 7/1/20	480,000	482,261
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series H 5.00%, due 7/1/20	500,000	502,480
Massachusetts Educational Financing Authority, Revenue Bonds Issue J 4.00%, due 7/1/20 (b)	1,000,000	1,002,870
Massachusetts Housing Finance Agency, Revenue Bonds Series B 2.60%, due 12/1/39 (a)	2,535,000	2,535,583
Massachusetts State College Building Authority, Revenue Bonds Series D 5.00%, due 5/1/21	625,000	650,625

	Principal Amount	Value
Massachusetts (continued)
University of Massachusetts Building Authority, Revenue Bonds Series 2015-2 5.00%, due 11/1/21	$1,900,000	$2,014,285

		14,860,687

Michigan 2.6%
Allen Park Public School District, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 5/1/24	630,000	722,616
Allendale Public School District, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 11/1/22	525,000	575,715
Caledonia Community Schools, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 5/1/22	570,000	614,494
City of Detroit MI, Sewage Disposal System, Second Lien, Revenue Bonds Series B, Insured: NATL-RE 5.50%, due 7/1/22	1,500,000	1,630,200
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A, Insured: AGM 5.25%, due 7/1/20	400,000	402,788
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D1, Insured: AGM 5.00%, due 7/1/20	200,000	201,376
Michigan Finance Authority, Revenue Bonds (b)
Series 25-A 5.00%, due 11/1/21	1,700,000	1,762,883
Series 25-A 5.00%, due 11/1/22	1,775,000	1,877,968
Michigan Finance Authority, Trinity Health Credit Group, Revenue Bonds Series MI-1 5.00%, due 12/1/21	200,000	211,466
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 5.00%, due 11/1/22	500,000	548,040
Michigan State Housing Development Authority, Revenue Bonds Series C 1.65%, due 6/1/20 (b)	1,500,000	1,500,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Strategic Fund, Detroit Edison Project, Revenue Bonds Series ET-2 1.45%, due 8/1/29 (a)	$2,000,000	$1,995,540
State of Michigan, School Loan, Unlimited General Obligation Series B, Insured: Q-SBLF 4.14%, due 11/1/20	715,000	726,376
Three Rivers Community Schools, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 5/1/20	440,000	440,000
Wayne County Airport Authority, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/20 (b)	1,000,000	1,013,210
Series C 5.00%, due 12/1/21	500,000	510,180

		14,733,227

Minnesota 0.0%‡
State of Minnesota, Unlimited General Obligation Series E 4.00%, due 8/1/21	150,000	151,163

Mississippi 1.1%
City of Jackson MS Water & Sewer System, Revenue Bonds Insured: BAM 4.00%, due 9/1/20	625,000	630,281
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 4.00%, due 3/1/24	330,000	363,066
Mississippi Development Bank, Jackson Water & Sewer System Project, Revenue Bonds
Series B, Insured: AGM 2.375%, due 9/1/20	830,000	827,825
Insured: AGM 5.00%, due 12/1/20	1,000,000	1,018,500
Mississippi Development Bank, Municipal Energy Agency of Mississippi, Revenue Bonds
Insured: AGM 5.00%, due 3/1/21	500,000	515,585
Insured: AGM 5.00%, due 3/1/27	300,000	348,003
Mississippi Gaming Tax, Revenue Bonds
Series A 5.00%, due 10/15/20	750,000	763,965

	Principal Amount	Value
Mississippi (continued)
Mississippi Gaming Tax, Revenue Bonds (continued)
Series A 5.00%, due 10/15/22	$1,000,000	$1,066,410
West Rankin Utility Authority, Revenue Bonds Insured: AGM 5.00%, due 1/1/26	435,000	503,726

		6,037,361

Missouri 1.2%
Kansas City Industrial Development Authority, Downtown Redevelopment District, Revenue Bonds Series A, Insured: City Appropriation 5.00%, due 9/1/21	4,420,000	4,653,288
Lincoln University, Auxiliary Systems, Revenue Bonds
Insured: AGM 5.00%, due 6/1/22	300,000	322,617
Insured: AGM 5.00%, due 6/1/23	320,000	354,349
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds
Series B 2.24%, due 10/1/20	750,000	752,107
Series B 2.29%, due 10/1/21	1,000,000	1,009,480

		7,091,841

Montana 0.4%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series A 4.378%, due 7/1/22	915,000	951,381
State of Montana, Unlimited General Obligation
Series C 5.00%, due 8/1/21	275,000	288,395
Series C 5.00%, due 8/1/22	225,000	245,007
Series C 5.00%, due 8/1/24	440,000	510,510

		1,995,293

Nebraska 1.3%
Central Plains Energy, Project No. 4, Revenue Bonds 5.00%, due 3/1/50 (a)	5,000,000	5,396,650
Cheyenne County School District No. 1, Unlimited General Obligation
Series B, Insured: AGM 4.00%, due 12/15/22	585,000	627,617

22	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Nebraska (continued)
Cheyenne County School District No. 1, Unlimited General Obligation (continued)
Series B, Insured: AGM 4.00%, due 12/15/23	$650,000	$713,135
Series B, Insured: AGM 4.00%, due 12/15/24	685,000	767,474

		7,504,876

Nevada 1.3%
Clark County, Limited General Obligation 5.00%, due 11/1/20	2,225,000	2,272,103
County of Clark Department of Aviation, Junior Lien, Revenue Bonds Series C 5.00%, due 7/1/21 (b)	1,125,000	1,161,720
County of Washoe, Sierra Pacific Power Co. Project, Revenue Bonds Series D 2.05%, due 3/1/36 (a)(b)	3,000,000	3,021,600
State of Nevada, Limited General Obligation Series D-1 5.00%, due 3/1/21	125,000	129,275
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A 5.00%, due 10/1/22	300,000	326,559
Series A 5.00%, due 10/1/23	535,000	599,291

		7,510,548

New Hampshire 0.1%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds Series A 5.00%, due 1/1/23 (b)	600,000	650,982

New Jersey 7.5%
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	330,535
Buena Regional School District, Unlimited General Obligation Insured: MAC 5.00%, due 8/1/24	220,000	252,496
Cape May County Industrial Pollution Control Financing Authority, Atlantic City Electric Co., Revenue Bonds Series A, Insured: NATL-RE 6.80%, due 3/1/21	315,000	329,351

	Principal Amount	Value
New Jersey (continued)
City of Atlantic City NJ, Tax Appeal, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 3/1/21	$600,000	$617,994
City of Elizabeth NJ, Unlimited General Obligation Insured: AGM 4.50%, due 4/15/21	150,000	155,154
City of Union City NJ, Unlimited General Obligation Insured: BAM 2.50%, due 7/15/20	360,000	361,073
Garden State Preservation Trust, Revenue Bonds Series C, Insured: AGM 5.25%, due 11/1/20	1,535,000	1,566,989
Manchester Township Board of Education, Unlimited General Obligation
Insured: BAM 3.00%, due 3/1/21	170,000	172,785
Insured: BAM 4.00%, due 3/1/23	355,000	381,185
New Jersey Economic Development Authority, Cigarette Tax, Revenue Bonds 5.00%, due 6/15/24	660,000	694,960
New Jersey Economic Development Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds 5.00%, due 7/15/21	200,000	208,174
New Jersey Economic Development Authority, Revenue Bonds Series DDD 5.00%, due 6/15/21	960,000	974,928
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series CCC 4.271%, due 6/15/20	225,000	225,693
Series K, Insured: AMBAC 5.25%, due 12/15/20	970,000	981,485
Series N-1, Insured: NATL-RE 5.50%, due 9/1/23	1,500,000	1,570,965
New Jersey Educational Facilities Authority, William Paterson University, Revenue Bonds Series E, Insured: BAM 5.00%, due 7/1/20	500,000	503,335
New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group, Revenue Bonds Series A 5.00%, due 7/1/20	330,000	332,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Pilgrim Baptist Village I & II Project, Revenue Bonds Series E 1.50%, due 9/1/22 (a)	$2,650,000	$2,656,731
New Jersey State Economic Development Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/27	2,525,000	2,770,127
Series A, Insured: BAM 5.00%, due 7/1/28	150,000	162,980
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/21	1,955,000	2,012,888
Series A 5.00%, due 6/15/24	1,050,000	1,125,915
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B, Insured: AMBAC 5.25%, due 12/15/23	275,000	286,610
Series B, Insured: AGC 5.50%, due 12/15/20	1,000,000	1,024,520
Series B, Insured: NATL-RE 5.50%, due 12/15/20	5,000,000	5,066,700
Series A, Insured: AMBAC 5.75%, due 6/15/20	340,000	340,925
Passaic Valley Sewerage Commissioners, Sewer System, Revenue Bonds
Series H, Insured: AGM 5.00%, due 12/1/20	300,000	307,053
Series H, Insured: AGM 5.00%, due 12/1/23	2,190,000	2,477,021
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/24	250,000	284,348
5.00%, due 6/1/26	275,000	319,085
State of New Jersey, Unlimited General Obligation Notes Series A 4.00%, due 9/25/20 (c)	9,500,000	9,500,285
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/20	2,500,000	2,505,750
Series A 5.00%, due 6/1/21	500,000	516,070

	Principal Amount	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series A 5.00%, due 6/1/22	$1,250,000	$1,325,562
Series A 5.00%, due 6/1/23	250,000	271,723

		42,613,632

New Mexico 0.4%
Albuquerque Municipal School District No. 12, Unlimited General Obligation Insured: State Aid Witholding 5.00%, due 8/1/23	1,165,000	1,302,948
Rio Rancho Water & Wastewater Systems, Revenue Bonds 5.00%, due 5/15/20	800,000	801,040

		2,103,988

New York 11.6%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds Series A 4.00%, due 5/1/20	1,000,000	1,000,000
Brookfield Central School District, Unlimited General Obligation Insured: AGM 3.00%, due 6/15/22	310,000	310,694
City of Albany NY, Limited General Obligation Insured: BAM 4.00%, due 6/15/20	640,000	642,400
City of Long Beach, Limited General Obligation Insured: BAM 5.00%, due 1/15/21	600,000	616,626
City of New York NY, Unlimited General Obligation
Series B-1 4.00%, due 10/1/24	300,000	329,178
Subseries H-3 5.00%, due 8/1/22	300,000	323,058
Series E 5.00%, due 8/1/25	800,000	877,112
Series A 5.00%, due 8/1/27	1,700,000	1,975,451
City of Newburgh NY, Limited General Obligation Notes Series A 2.75%, due 8/1/20	2,155,000	2,163,555
City of Plattsburgh NY, Limited General Obligation Series B, Insured: AGM 5.00%, due 9/15/20	440,000	446,714

24	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
City of Yonkers, Limited General Obligation Notes 2.00%, due 6/29/20	$3,000,000	$3,001,890
County of Rockland NY, Limited General Obligation
Series A, Insured: AGM 4.00%, due 10/15/22	1,015,000	1,058,675
Series C, Insured: AGM 4.00%, due 5/1/23	2,000,000	2,165,020
County of Suffolk NY, Public Improvement, Limited General Obligation Series B, Insured: AGM 2.00%, due 8/1/20	350,000	350,942
Dutchess County Local Development Corp., Nuvance Health Issue, Revenue Bonds Series B 5.00%, due 7/1/21	1,725,000	1,806,903
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/20	1,235,000	1,243,015
5.00%, due 7/1/21	435,000	454,827
Metropolitan Transportation Authority, Revenue Bonds
Series B-1A 5.00%, due 5/15/20	3,360,000	3,359,362
Subseries C-1 5.00%, due 9/1/20	500,000	499,125
Series D-1 5.00%, due 9/1/22	580,000	576,862
Series C 5.00%, due 11/15/31	10,000,000	10,018,600
Monroe County Industrial Development Corp., Rochester Schools Modernization Project, Revenue Bonds Insured: State Aid Witholding 5.00%, due 5/1/24	250,000	283,928
New York City Housing Development Corp., Revenue Bonds Series C-2 1.70%, due 7/1/21	200,000	200,224
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/20 (b)	500,000	501,260
New York State Dormitory Authority, Interagency Council Pooled Loan Program, Revenue Bonds
Subseries A-1 4.00%, due 7/1/21	255,000	263,757

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Interagency Council Pooled Loan Program, Revenue Bonds (continued)
Subseries A-1 4.00%, due 7/1/22	$400,000	$423,064
Subseries A-1 4.00%, due 7/1/23	430,000	462,689
New York State Dormitory Authority, Revenue Bonds Series A, Insurance: State Aid Witholding 5.00%, due 10/1/23	4,150,000	4,642,522
New York State Dormitory Authority, Sales Tax, Revenue Bonds Series A 5.00%, due 3/15/23	1,000,000	1,102,170
New York State Environmental Facilities Corp., Revenue Bonds
Series A 4.00%, due 6/15/20	400,000	401,548
Series B 5.00%, due 6/15/20	485,000	487,430
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series D, Insured: SONYMA 2.35%, due 11/1/21	1,500,000	1,508,880
New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds 5.00%, due 1/1/22 (b)	5,000,000	5,042,350
Niagara Area Development Corp., Niagara University Project, Revenue Bonds
2.455%, due 5/1/20	500,000	500,000
2.555%, due 5/1/21	525,000	524,528
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A 5.00%, due 4/1/21	1,850,000	1,909,366
Series A 5.00%, due 4/1/23	825,000	900,017
Oneida Co. NY, Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series B, Insured: AGM 2.252%, due 12/1/20	895,000	897,828
Series B, Insured: AGM 2.272%, due 12/1/21	900,000	905,868
Onondaga County Resource Recovery Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 5/1/21 (b)	155,000	161,133
Oyster Bay NY, Oys
Insured: BAM 4.00%, due 2/15/22	110,000	115,528

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Oyster Bay NY, Oys (continued)
Insured: BAM 4.00%, due 2/15/24	$115,000	$123,623
Port Authority of New York & New Jersey, Revenue Bonds 5.00%, due 10/15/21 (b)	375,000	393,000
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 4.00%, due 9/1/21	260,000	270,202
Suffolk County NY, Board of Cooperative Educational Services, 1st Supervisory District, Revenue Bonds 2.50%, due 10/30/20	7,500,000	7,550,400
Suffolk County NY, Public Improvement, Limited General Obligation Series B, Insured: AGM 5.00%, due 10/15/20	1,970,000	2,006,130
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation Series B, Insured: AGM 4.00%, due 11/1/20	775,000	787,105
Wellsville Central School District, Unlimited General Obligation Insured: AGM 2.50%, due 6/15/22	370,000	370,574

		65,955,133

North Carolina 0.5%
Charlotte Airport Revenue, Charlotte Douglas International Airport, Revenue Bonds (b)
Series B 4.00%, due 7/1/21	550,000	565,208
Series B 5.00%, due 7/1/21	550,000	552,948
New Hanover County NC, New Hanover Regional Medical Center, Revenue Bonds 5.00%, due 10/1/24	690,000	718,883
State of North Carolina, Revenue Bonds Series B 5.00%, due 11/1/20	200,000	204,314
State of North Carolina, Unlimited General Obligation Series C 5.00%, due 5/1/20	275,000	275,000
Winston-Salem State University, Revenue Bonds Insured: BAM 5.00%, due 6/1/24	500,000	568,695

		2,885,048

	Principal Amount	Value
Ohio 3.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-1 1.95%, due 6/1/26	$1,000,000	$939,360
Series A-1 2.00%, due 6/1/27	2,000,000	1,855,000
City of Cleveland OH, Airport System, Revenue Bonds Series A 5.00%, due 1/1/21 (b)	500,000	509,650
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series 2016, Insured: AGM, 5.00%, due 11/15/20	2,645,000	2,702,687
Dayton International Airport, Revenue Bonds (b)
Series A: Insured: AGM 5.00%, due 12/1/20	995,000	1,013,815
Series A, Insured: AGM 5.00%, due 12/1/25	585,000	618,959
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds 2.40%, due 12/1/38 (a)	5,040,000	4,782,406
Ohio Higher Educational Facility Commission, Ohio Wesleyan University 2019 Project, Revenue Bonds
5.00%, due 10/1/20	765,000	777,332
5.00%, due 10/1/22	385,000	410,387
Port Authority of Greater Cincinnati Development Authority, Convention Center Hotel Acquisition & Demolition Project, Revenue Bonds Series A 3.00%, due 5/1/23	1,500,000	1,460,790
State of Ohio, Revenue Bonds Series 2016-1 5.00%, due 12/15/20	1,120,000	1,148,885
Washington Local School District, Lucas County, Unlimited General Obligation 2.50%, due 6/25/20	2,000,000	2,004,500

		18,223,771

Oklahoma 0.5%
Canadian County Educational Facilities Authority, Yukon Public Schools Project, Revenue Bonds 5.00%, due 12/1/20	2,050,000	2,092,579

26	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds 5.00%, due 3/1/21	$1,000,000	$1,031,670

		3,124,249

Oregon 0.1%
Clackamas County School District No. 7J Lake Oswego, Unlimited General Obligation Insured: AGM 5.25%, due 6/1/20	175,000	175,599
State of Oregon, Unlimited General Obligation Series J 5.00%, due 8/1/20	250,000	252,600
Washington Multnomah & Yamhill Counties School District No. 1J, Unlimited General Obligation Insured: School Bond Guaranty 5.00%, due 6/15/20	250,000	251,265

		679,464

Pennsylvania 1.9%
Allegheny County Hospital Development Authority, University of Pittsburg Medical Center, Revenue Bonds Series A 5.00%, due 7/15/20	375,000	377,610
Allentown School District, Limited General Obligation Insured: AGM 4.00%, due 2/15/21	875,000	894,451
Beaver County Hospital Authority, Heritage Valley Health Systems, Inc., Revenue Bonds 5.00%, due 5/15/22	725,000	755,653
Brownsville Area School District, Limited General Obligation
Insured: MAC 2.00%, due 11/15/20	250,000	251,425
Insured: MAC 4.00%, due 11/15/21	450,000	469,962
Insured: MAC 4.00%, due 11/15/22	375,000	399,401
Commonwealth of Pennsylvania, Certificates of Participation
Series A 5.00%, due 7/1/20	300,000	301,860
Series A 5.00%, due 7/1/21	350,000	365,208

	Principal Amount	Value
Pennsylvania (continued)
County of Beaver PA, Unlimited General Obligation 5.00%, due 4/15/25	$350,000	$395,829
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	500,000	501,320
Lancaster School District, Limited General Obligation Series B, Insured: AGM 4.00%, due 6/1/22	1,060,000	1,121,650
Octorara Area School District, Limited General Obligation
Insured: AGM 4.00%, due 4/1/21	300,000	308,088
Insured: AGM 4.00%, due 4/1/22	350,000	369,113
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds 5.00%, due 10/1/24	1,000,000	1,122,350
Philadelphia Municipal Authority, Revenue Bonds Series B, Insured: AGM 5.00%, due 1/15/23	825,000	907,962
Philadelphia School District, Limited General Obligation Series F, Insured: BAM 5.00%, due 9/1/25	500,000	593,850
Philadelphia School District, Unlimited General Obligation Series D, Insured: AGM 5.50%, due 6/1/21	700,000	734,132
State Public School Building Authority, Community College of Allegheny County, Revenue Bonds Insured: BAM 5.00%, due 7/15/24	430,000	478,044
Upper Darby School District, Unlimited General Obligation Insurance: State Aid Witholding 4.00%, due 5/1/20	400,000	400,000
York City School District, Unlimited General Obligation Insured: BAM 2.00%, due 5/1/20	120,000	120,000

		10,867,908

Puerto Rico 1.2%
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 2.784%, due 7/1/20	655,000	655,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AGM 5.25%, due 7/1/20	$900,000	$903,177
Series A, Insured: NATL-RE 5.50%, due 7/1/20	420,000	421,104
Puerto Rico Electric Power Authority, Revenue Bonds Series MM, Insured: NATL-RE 5.00%, due 7/1/20	275,000	275,509
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: AGC 4.00%, due 7/1/20	170,000	170,269
Series AA, Insured: NATL-RE 5.50%, due 7/1/20	1,020,000	1,022,682
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC 5.25%, due 8/1/20	2,000,000	2,010,800
Series C, Insured: AGC 5.25%, due 8/1/21	1,500,000	1,536,885

		6,995,459

Rhode Island 0.4%
Providence Redevelopment Agency, Revenue Bonds Series A 5.00%, due 4/1/22	250,000	259,012
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department, Revenue Bonds Series A 5.00%, due 6/15/20	250,000	251,158
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/25	1,000,000	1,106,640
Rhode Island Turnpike & Bridge Authority, Revenue Bonds
Series 1 2.024%, due 12/1/20	385,000	386,309
Series 1 2.124%, due 12/1/21	485,000	488,788

		2,491,907

South Carolina 0.5%
South Carolina Public Service Authority, Revenue Bonds
Series E 4.322%, due 12/1/27	2,034,000	2,285,199

	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series D 5.00%, due 12/1/25	$725,000	$758,386

		3,043,585

Tennessee 1.1%
Knox County Health Educational & Housing Facility Board, University Health System, Inc., Revenue Bonds 5.00%, due 9/1/28	1,450,000	1,659,888
Memphis-Shelby County Airport Authority, Revenue Bonds (b)
Series B 5.00%, due 7/1/25	1,290,000	1,332,660
Series B 5.75%, due 7/1/25	1,000,000	1,006,050
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A 4.00%, due 5/1/48 (a)	2,000,000	2,078,380
Series C 5.00%, due 2/1/22	130,000	135,391

		6,212,369

Texas 5.4%
Allen Independent School District, Unlimited General Obligation Insured: PSF 5.00%, due 2/15/24	1,000,000	1,139,900
Alvin Independent School District, Unlimited General Obligation Insured: PSF 5.00%, due 2/15/24	550,000	567,187
Arlington Higher Education Finance Corp., Revenue Bonds Series A, Insured: PSF 5.00%, due 8/15/24	185,000	211,886
Belmont Fresh Water Supply District No. 1, Denton County, Unlimited General Obligation Insured: AGM 3.50%, due 3/1/23	495,000	522,270
Brazoria County Municipal Utility District No. 19, Unlimited General Obligation
Insured: BAM 3.00%, due 9/1/22	385,000	398,263
Insured: BAM 3.00%, due 9/1/23	410,000	428,438
Cibolo Canyons Special Improvement District, Limited General Obligation
Series A, Insured: AGM 5.00%, due 8/15/20	750,000	757,987

28	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Cibolo Canyons Special Improvement District, Limited General Obligation (continued)
Series A, Insured: AGM 5.00%, due 8/15/21	$345,000	$361,018
Series A, Insured: AGM 5.00%, due 8/15/22	365,000	393,419
Series A, Insured: AGM 5.00%, due 8/15/23	575,000	636,007
Cinco Southwest Texas Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM 2.00%, due 12/1/21	480,000	485,971
Insured: BAM 2.00%, due 12/1/22	470,000	477,125
Series A, Insured: BAM 2.00%, due 12/1/22	275,000	279,169
City of Dallas TX, Waterworks & Sewer Systems, Revenue Bonds Series B 2.485%, due 10/1/21	3,500,000	3,563,770
City of Houston TX, Airport System, Revenue Bonds Series A 5.00%, due 7/1/21 (b)	300,000	311,055
City of Houston TX, Utility System, Revenue Bonds Series E 2.81%, due 11/15/20	450,000	454,005
Dallas-Fort Worth International Airport, Revenue Bonds Series F 5.00%, due 11/1/21 (b)	1,000,000	1,019,870
Fort Bend Municipal Utility District, No. 169 Contract, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/21	925,000	960,409
Series A, Insured: AGM 4.50%, due 12/1/20	465,000	473,277
Galveston County Municipal Utility District No. 56, Unlimited General Obligation
Insured: BAM 4.25%, due 12/1/22	400,000	428,536
Insured: BAM 4.50%, due 12/1/20	300,000	305,688
Insured: BAM 4.50%, due 12/1/21	400,000	419,696

	Principal Amount	Value
Texas (continued)
Harris County Municipal Utility District No. 480, Unlimited General Obligation
Insured: AGM 4.00%, due 4/1/23	$175,000	$187,157
Insured: AGM 4.00%, due 4/1/24	175,000	190,290
Harris County-Houston Sports Authority, Senior Lien, Revenue Bonds Series A 5.00%, due 11/15/20	400,000	401,696
Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Facilities Department, Revenue Bonds 5.00%, due 9/1/20	200,000	199,630
Lazy Nine Municipal Utility District No. 1B, Unlimited General Obligation Insured: MAC 3.00%, due 9/1/24	360,000	380,581
Leander Independent School District, Unlimited General Obligation Series C, Insured: PSF 5.00%, due 8/15/23	340,000	382,340
Little Elm Independent School District, Capital Appreciation, Unlimited General Obligation Insured: PSF (zero coupon), due 8/15/21	500,000	482,260
Matagorda County Navigation District No. 1, Revenue Bonds Insured: AMBAC 5.125%, due 11/1/28 (b)	1,480,000	1,766,350
Montgomery County Municipal Utility District No. 46, Unlimited General Obligation 2.50%, due 3/1/22	1,455,000	1,456,499
North Central Texas Community College District, Revenue Bonds Insured: AGM 3.00%, due 5/15/21	380,000	387,258
North Texas Municipal Water District, Sabine Creek Regional Wastewater System, Revenue Bonds Insured: AGM 4.00%, due 6/1/24	350,000	386,495
Northwest Independent School District, Capital Appreciation, Unlimited General Obligation Insured: PSF (zero coupon), due 2/15/25	295,000	275,017
Onalaska Independent School District, Capital Appreciation, Unlimited General Obligation Insured: PSF (zero coupon), due 2/15/21	210,000	208,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Progreso Independent School District, Unlimited General Obligation Insured: PSF 4.00%, due 2/15/23	$290,000	$296,998
Remington Municipal Utility District No. 1, Unlimited General Obligation Insured: AGM 3.00%, due 9/1/22	330,000	341,596
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds 5.00%, due 11/15/29	770,000	874,889
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/25	1,900,000	1,992,112
Texas Municipal Power Agency, Revenue Bonds 4.00%, due 9/1/25	990,000	998,554
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds Insured: BAM 4.00%, due 5/1/20	1,500,000	1,500,000
Viridian Municipal Management District, Road Improvement, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/20	505,000	513,868
Insured: AGM 4.00%, due 12/1/21	300,000	313,641
Insured: AGM 4.00%, due 12/1/22	550,000	587,213
Insured: AGM 4.00%, due 12/1/23	300,000	326,004
Viridian Municipal Management District, Utility Improvement, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/20	260,000	264,566
Insured: AGM 4.00%, due 12/1/21	225,000	235,231
Insured: AGM 4.00%, due 12/1/22	395,000	421,726
Insured: AGM 4.00%, due 12/1/23	305,000	331,437
Weatherford Independent School District, Unlimited General Obligation
Insured: PSF (zero coupon), due 2/15/21	250,000	248,718

	Principal Amount	Value
Texas (continued)
Weatherford Independent School District, Unlimited General Obligation (continued)
Insured: PSF (zero coupon), due 2/15/22	$325,000	$320,687

		30,866,325

U.S. Virgin Islands 0.3%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL-RE 5.00%, due 10/1/21	450,000	454,923
Insured: NATL-RE 5.00%, due 10/1/22	665,000	675,102
Insured: NATL-RE 5.00%, due 10/1/24	395,000	400,976

		1,531,001

Utah 0.6%
Salt Lake City Airport Revenue Series A 5.00%, due 7/1/21 (b)	725,000	758,560
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds
Series A, Insured: UT CSCE 5.00%, due 4/15/22	110,000	117,954
Series A, Insured: UT CSCE 5.00%, due 4/15/24	340,000	384,696
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/21	500,000	517,025
4.00%, due 10/15/23	755,000	749,406
5.00%, due 10/15/25	1,000,000	1,031,490

		3,559,131

Virginia 1.3%
Commonwealth of Virginia, Unlimited General Obligation Series A-1 3.00%, due 6/1/20	300,000	300,519
Peninsula Ports Authority, Dominion Terminal Associates Project, Revenue Bonds 1.70%, due 10/1/33 (a)	2,000,000	1,984,600
Rockingham County Economic Development Authority, Sunnyside Presbyterian Home Project, Revenue Bonds
Series A 4.00%, due 12/1/20	280,000	280,467
Series A 4.00%, due 12/1/22	300,000	300,720

30	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia Public School Authority, Revenue Bonds Series B 5.00%, due 8/1/21	$1,545,000	$1,619,469
Virginia Public School Authority, Special Obligation, Revenue Bonds Insured: State Aid Witholding 5.00%, due 7/15/20	2,990,000	3,016,043

		7,501,818

Washington 1.1%
Bellevue Convention Center Authority, Revenue Bonds Insured: NATL-RE (zero coupon), due 2/1/22	530,000	512,224
Douglas County Public Utility District No. 1, Wells Hydroelectric, Revenue Bonds Series A 5.00%, due 9/1/20 (b)	1,170,000	1,185,596
Energy Northwest Electric Revenue, Columbia Generating Station, Revenue Bonds Series A 5.00%, due 7/1/20	2,000,000	2,013,620
King County School District No. 400 Mercer Island, Unlimited General Obligation Insured: School Bond Guaranty 2.00%, due 12/1/20	250,000	251,890
Port of Seattle, Revenue Bonds Series A, Insured: NATL-RE 5.50%, due 9/1/20	1,000,000	1,015,040
Snohomish County Public Utility District No. 1, Revenue Bonds 5.00%, due 12/1/22	500,000	531,940
State of Washington, Unlimited General Obligation
Series A 5.00%, due 8/1/20	300,000	303,201
Series R-2017A 5.00%, due 8/1/20	295,000	298,148
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series B 5.00%, due 8/15/20	125,000	126,470

		6,238,129

West Virginia 0.3%
Roane County Building Commission, Roane General Hospital, Revenue Bonds 2.55%, due 11/1/21	1,250,000	1,254,150

	Principal Amount	Value
West Virginia (continued)
West Virginia Commissioner of Highways, Surface Transportation Improvements, Revenue Bonds Series A 5.00%, due 9/1/22	$390,000	$425,599

		1,679,749

Wisconsin 0.4%
Public Finance Authority, Affinity Living Group, Revenue Bonds 3.75%, due 2/1/22	2,000,000	2,000,020

Wyoming 0.2%
Laramie County Hospital Revenue, Cheyenne Regional Medical Center Project, Revenue Bonds 5.00%, due 5/1/23	935,000	962,452

Total Long-Term Municipal Bonds (Cost $508,567,923)		508,841,299

Short-Term Municipal Notes 4.4%
Georgia 1.5%
Heard County Development Authority, Georgia Power Co., Plant Wansley, Revenue Bonds 0.31%, due 12/1/37 (b)(d)	3,600,000	3,600,000
Main Street Natural Gas, Inc., Revenue Bonds Subseries D 1.49%, due 8/1/48 (d)	5,000,000	4,797,600

		8,397,600

Missouri 1.1%
Missouri State Health & Educational Facilities Authority, Washington University, Revenue Bonds Series C 0.14%, due 3/1/40 (d)	6,000,000	6,000,000

New Jersey 1.0%
New Jersey Turnpike Authority, Revenue Bonds (d)
Series C-2 1.169%, due 1/1/22	3,500,000	3,452,120
Series D-1 1.39%, due 1/1/24	2,600,000	2,514,330

		5,966,450

Pennsylvania 0.2%
County of Allegheny PA, Unlimited General Obligation Series C-59B, Insured: AGM 1.74%, due 11/1/26 (d)	1,100,000	1,084,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2020 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Wisconsin 0.6%
Wisconsin State Health & Educational Facilities Authority, Advocate Aurora Health Credit Group, Revenue Bonds Series C-2, Insured: BAM 0.67%, due 8/15/54 (d)	$3,500,000	$3,459,925

Total Short-Term Municipal Notes (Cost $25,089,455)		24,908,586

Total Municipal Bonds (Cost $533,657,378)		533,749,885

Total Long-Term Bonds (Cost $535,877,378)		535,992,225

Total Investments (Cost $535,877,378)	94.2%	535,992,225
Other Assets, Less Liabilities	5.8	32,973,199
Net Assets	100.0%	$568,965,424
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

PSF—Permanent School Fund

Q-SBLF—Qualified School Board Loan Fund

SONYMA—State of New York Mortgage Agency

UT CSCE—Utah Charter School Credit Enhancement Program

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$2,242,340	$—	$2,242,340

Total Corporate Bonds	—	2,242,340	—	2,242,340

Municipal Bonds
Long-Term Municipal Bonds	—	508,841,299	—	508,841,299
Short-Term Municipal Notes	—	24,908,586	—	24,908,586

Total Municipal Bonds	—	533,749,885	—	533,749,885

Total Long-Term Bonds	—	535,992,225	—	535,992,225

Total Investments in Securities	$—	$535,992,225	$—	$535,992,225

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

32	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020

Assets
Investment in securities, at value (identified cost $535,877,378)	$535,992,225
Cash	28,577,839
Receivables:
Fund shares sold	14,025,788
Interest	6,548,174
Other assets	62,304

Total assets	585,206,330

Liabilities
Payables:
Investment securities purchased	14,922,213
Fund shares redeemed	863,979
Manager (See Note 3)	134,016
Transfer agent (See Note 3)	31,450
NYLIFE Distributors (See Note 3)	30,305
Shareholder communication	21,381
Professional fees	10,832
Custodian	7,760
Trustees	903
Accrued expenses	3,308
Dividend payable	214,759

Total liabilities	16,240,906

Net assets	$568,965,424

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,634
Additional paid-in capital	570,390,802

570,450,436
Total distributable earnings (loss)	(1,485,012)

Net assets	$568,965,424

Class A
Net assets applicable to outstanding shares	$152,614,121

Shares of beneficial interest outstanding	15,994,269

Net asset value per share outstanding	$9.54
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.64

Investor Class
Net assets applicable to outstanding shares	$4,158,411

Shares of beneficial interest outstanding	434,584

Net asset value per share outstanding	$9.57
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.67

Class I
Net assets applicable to outstanding shares	$412,192,892

Shares of beneficial interest outstanding	43,204,972

Net asset value and offering price per share outstanding	$9.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the year ended April 30, 2020

Investment Income (Loss)
Income
Interest	$9,602,911
Dividends	5,609

Total income	9,608,520

Expenses
Manager (See Note 3)	1,695,769
Distribution/Service—Class A (See Note 3)	305,646
Distribution/Service—Investor Class (See Note 3)	9,516
Transfer agent (See Note 3)	187,011
Registration	106,788
Professional fees	92,465
Shareholder communication	40,777
Custodian	32,787
Trustees	12,138
Miscellaneous	23,048

Total expenses before waiver/reimbursement	2,505,945
Expense waiver/reimbursement from Manager (See Note 3)	(192,335)

Net expenses	2,313,610

Net investment income (loss)	7,294,910

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(105,695)
Net change in unrealized appreciation (depreciation) on investments	(1,222,177)

Net realized and unrealized gain (loss) on investments	(1,327,872)

Net increase (decrease) in net assets resulting from operations	$5,967,038

34	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended April 30, 2020 and April 30, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,294,910	$5,627,454
Net realized gain (loss) on investments and futures transactions	(105,695)	(254,145)
Net change in unrealized appreciation (depreciation) on investments	(1,222,177)	2,888,874

Net increase (decrease) in net assets resulting from operations	5,967,038	8,262,183

Distributions to shareholders:
Class A	(1,790,060)	(1,304,594)
Investor Class	(43,444)	(27,705)
Class I	(6,253,078)	(4,296,551)

Total distributions to shareholders	(8,086,582)	(5,628,850)

Capital share transactions:
Net proceeds from sale of shares	598,830,379	438,680,545
Net asset value of shares issued to shareholders in reinvestment of distributions	5,905,161	4,248,851
Cost of shares redeemed	(487,623,791)	(251,882,183)

Increase (decrease) in net assets derived from capital share transactions	117,111,749	191,047,213

Net increase (decrease) in net assets	114,992,205	193,680,546

Net Assets
Beginning of year	453,973,219	260,292,673

End of year	$568,965,424	$453,973,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended April 30,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$9.58		$9.51		$9.56	$9.61	$9.54

Net investment income (loss) (a)	0.13		0.12		0.10	0.08	0.07

Net realized and unrealized gain (loss) on investments	(0.03)		0.07		(0.05)	(0.05)	0.06

Total from investment operations	0.10		0.19		0.05	0.03	0.13

Less distributions:

From net investment income	(0.14)		(0.12)		(0.10)	(0.08)	(0.06)

From net realized gain on investments	—		—		—	(0.00)‡	—

Total distributions	(0.14)		(0.12)		(0.10)	(0.08)	(0.06)

Net asset value at end of year	$9.54		$9.58		$9.51	$9.56	$9.61

Total investment return (b)	1.05%		2.04	%(c)	0.54%	0.27%	1.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.30%		1.28%		1.06%	0.79%	0.69%

Net expenses	0.69%		0.71%		0.80%	0.80%	0.80%

Expenses (before waiver/reimbursement)	0.70%		0.71%		0.84%	0.84%	0.94%

Portfolio turnover rate	94	%(d)	96%		69%	85%	66%

Net assets at end of year (in 000’s)	$152,614		$113,023		$98,982	$147,029	$111,768

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year ended April 30,

Investor Class	2020		2019	2018	2017	2016

Net asset value at beginning of year	$9.61		$9.54	$9.59	$9.64	$9.56

Net investment income (loss) (a)	0.09		0.08	0.06	0.04	0.03

Net realized and unrealized gain (loss) on investments	(0.02)		0.07	(0.05)	(0.05)	0.07

Total from investment operations	0.07		0.15	0.01	(0.01)	0.10

Less distributions:

From net investment income	(0.11)		(0.08)	(0.06)	(0.04)	(0.02)

From net realized gain on investments	—		—	—	(0.00)‡	—

Total distributions	(0.11)		(0.08)	(0.06)	(0.04)	(0.02)

Net asset value at end of year	$9.57		$9.61	$9.54	$9.59	$9.64

Total investment return (b)	0.61%		1.56%	0.08%	(0.09%)	1.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.98%		0.81%	0.60%	0.42%	0.30%

Net expenses	1.09%		1.18%	1.26%	1.17%	1.20%

Expenses (before waiver/reimbursement)	1.28%		1.30%	1.36%	1.22%	1.33%

Portfolio turnover rate	94	%(c)	96%	69%	85%	66%

Net assets at end of year (in 000’s)	$4,158		$3,834	$3,366	$3,639	$3,663

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

36	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended April 30,

Class I	2020		2019	2018	2017	2016

Net asset value at beginning of year	$9.58		$9.51	$9.56	$9.61	$9.54

Net investment income (loss) (a)	0.15		0.15	0.13	0.10	0.09

Net realized and unrealized gain (loss) on investments	(0.02)		0.07	(0.05)	(0.05)	0.07

Total from investment operations	0.13		0.22	0.08	0.05	0.16

Less distributions:

From net investment income	(0.17)		(0.15)	(0.13)	(0.10)	(0.09)

From net realized gain on investments	—		—	—	(0.00)‡	—

Total distributions	(0.17)		(0.15)	(0.13)	(0.10)	(0.09)

Net asset value at end of year	$9.54		$9.58	$9.51	$9.56	$9.61

Total investment return (b)	1.34%		2.34%	0.84%	0.54%	1.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.58%		1.61%	1.36%	1.04%	0.93%

Net expenses	0.40%		0.40%	0.50%	0.54%	0.55%

Expenses (before waiver/reimbursement)	0.45%		0.45%	0.59%	0.59%	0.68%

Portfolio turnover rate	94	%(c)	96%	69%	85%	66%

Net assets at end of year (in 000’s)	$412,193		$337,116	$157,945	$164,798	$211,369

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the Mainstay MacKay Short Term Municipal Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

38	MainStay MacKay Short Term Municipal Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

39

Notes to Financial Statements (continued)

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that

40	MainStay MacKay Short Term Municipal Fund

guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2020, the Fund did not hold any futures contracts.

(H)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(I)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects that may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on all assets. During the year ended April 30, 2020, the effective management fee rate was 0.35%, (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed: Class A, 0.70% and Class I, 0.40% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class shares. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 31, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,695,769 and waived its fees and/or reimbursed expenses including the waiver/ reimbursement of certain class specific expenses in the amount of $192,335 and paid the Subadvisor in the amount of $751,717.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

41

Notes to Financial Statements (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2020 were $14,135 and $852, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended April 30, 2020, of $34,848 and $29, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30,

2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$42,477	$—
Investor Class	23,402	(7,255)
Class I	121,132	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$16,003,828	10.5%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$536,213,748	$3,274,599	$(3,496,122)	$(221,523)

As of April 30, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$242,680	$(1,235,603)	$(214,759)	$(227,330)	$(1,485,012)

The other temporary differences are primarily due to Bond Amortization.

As of April 30, 2020, for federal income tax purposes, capital loss carryforwards of $1,235,603 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$791	$445

42	MainStay MacKay Short Term Municipal Fund

During the years ended April 30, 2020 and April 30, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$40,673	$104,095
Exempt Interest Dividends	8,045,909	5,524,755
Total	$8,086,582	$5,628,850

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended April 30, 2020, purchases and sales of U.S. government securities were $4,620 and $4,609, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $495,059 and $387,924, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended April 30, 2020 and April 30, 2019, were as follows:

Class A	Shares	Amount

Year ended April 30, 2020:
Shares sold	14,392,027	$138,183,004
Shares issued to shareholders in reinvestment of distributions	167,115	1,607,404
Shares redeemed	(10,426,586)	(100,270,675)

Net increase (decrease) in shares outstanding before conversion	4,132,556	39,519,733
Shares converted into Class A (See Note 1)	94,440	907,322
Shares converted from Class A (See Note 1)	(26,919)	(258,313)

Net increase (decrease)	4,200,077	$40,168,742

Year ended April 30, 2019:
Shares sold	10,465,323	$99,977,399
Shares issued to shareholders in reinvestment of distributions	121,312	1,159,600
Shares redeemed	(9,248,191)	(88,360,287)

Net increase (decrease) in shares outstanding before conversion	1,338,444	12,776,712
Shares converted into Class A (See Note 1)	101,825	972,961
Shares converted from Class A (See Note 1)	(48,787)	(466,343)

Net increase (decrease)	1,391,482	$13,283,330

Investor Class	Shares	Amount
Year ended April 30, 2020:
Shares sold	421,609	$4,064,884
Shares issued to shareholders in reinvestment of distributions	4,303	41,488
Shares redeemed	(322,899)	(3,114,767)

Net increase (decrease) in shares outstanding before conversion	103,013	991,605
Shares converted into Investor Class (See Note 1)	26,842	258,313
Shares converted from Investor Class (See Note 1)	(94,228)	(907,322)

Net increase (decrease)	35,627	$342,596

Year ended April 30, 2019:
Shares sold	347,701	$3,332,424
Shares issued to shareholders in reinvestment of distributions	2,786	26,710
Shares redeemed	(242,011)	(2,318,453)

Net increase (decrease) in shares outstanding before conversion	108,476	1,040,681
Shares converted into Investor Class (See Note 1)	39,246	376,174
Shares converted from Investor Class (See Note 1)	(101,566)	(972,961)

Net increase (decrease)	46,156	$443,894

43

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended April 30, 2020:
Shares sold	47,548,072	$456,582,492
Shares issued to shareholders in reinvestment of distributions	442,537	4,256,269
Shares redeemed	(39,971,679)	(384,238,350)

Net increase (decrease)	8,018,930	$76,600,411

Year ended April 30, 2019:
Shares sold	35,124,870	$335,370,722
Shares issued to shareholders in reinvestment of distributions	320,376	3,062,541
Shares redeemed	(16,872,592)	(161,203,443)

Net increase (decrease) in shares outstanding before conversion	18,572,654	177,229,820
Shares converted into Class I (See Note 1)	9,432	90,169

Net increase (decrease)	18,582,086	$177,319,989

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

44	MainStay MacKay Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Term Municipal Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

June 24, 2020

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Short Term Municipal Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the

46	MainStay MacKay Short Term Municipal Fund

Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and ten-year periods ended July 31, 2019, and performed in line with its peer funds for the five-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life

48	MainStay MacKay Short Term Municipal Fund

Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed a management fee breakpoint for the Fund, effective February 28, 2020.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

49

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

50	MainStay MacKay Short Term Municipal Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.5% of the ordinary income dividends paid during its fiscal year ended April 30, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end April 30, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

51

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	75	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

52	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	75	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
				State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	75	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

53

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

54	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020

Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

55

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737605 MS086-20	MSSTM11-06/20 (NYLIM) NL230

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2020 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $283,600.

The aggregate fees billed for the fiscal year ended April 30, 2019 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $63,700.

(b)     Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2020; and (ii) $0 for the fiscal year ended April 30, 2019.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended April 30, 2020; and (ii) $0 during the fiscal year ended April 30, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended April 30, 2020; and $0 during the fiscal year ended April 30, 2019.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2020 and April 30, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $17,314 for the fiscal year ended April 30, 2020; and $177,188 for the fiscal year ended April 30, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2020 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

(i) The amounts reflected in this Item 4 for the fiscal year ended April 30, 2019 do not reflect amounts attributable to MainStay CBRE Global Infrastructure Fund or MainStay CBRE Real Estate Fund as these Funds were not part of the Registrant at that time.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 8, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2020

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.